                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------

                                 $500,000,000


                          REVOLVING CREDIT AGREEMENT



                                     among



                          CROSS TIMBERS OIL COMPANY,
                                  as Borrower



                               The Several Banks
                       from Time to Time Parties Hereto



                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Administrative Agent



                                      and



                          NATIONSBANK OF TEXAS, N.A.,
                             as Syndication Agent



                           Dated as of May 28, 1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                   ARTICLE 1
                                   ---------

                              DEFINITION OF TERMS
                              -------------------


                                   ARTICLE 2
                                   ---------

                          THE REVOLVING CREDIT LOANS
                          --------------------------

2.01.   Revolving Loan Commitments.......................................  21
        --------------------------

2.02.   Manner of Borrowing..............................................  23
        -------------------

2.03.   Interest Rate....................................................  25
        -------------

2.04.   Borrowing Base Increase Fee......................................  25
        ---------------------------

2.05.   Maximum Number of Eurodollar Borrowings..........................  25
        ---------------------------------------

                                   ARTICLE 3
                                   ---------

                                   GUARANTY
                                   --------

3.01.   Guaranty.........................................................  26
        --------


                                   ARTICLE 4
                                   ---------

                            NOTES AND NOTE PAYMENTS
                            -----------------------

4.01.   Notes............................................................  26
        -----

4.02.   Prepayments......................................................  26
        -----------

4.03.   Payment of Interest on the Notes.................................  27
        --------------------------------

4.04.   Calculation of Interest Rates....................................  27
        -----------------------------

4.05.   Manner and Application of Payments...............................  28
        ----------------------------------

4.06.   Pro Rata Treatment...............................................  28
        ------------------

4.07.   Lending Office...................................................  29
        --------------

4.08.   Taxes............................................................  29
        -----

4.09.   Sharing of Payments, etc.........................................  30
        ------------------------

                                   ARTICLE 5
                                   ---------

                                BORROWING BASE
                                --------------

5.01.   Borrowing Base Tests.............................................  31
        --------------------

5.02.   Initial Borrowing Base...........................................  32
        ----------------------

5.03.   Subsequent Determination of Borrowing Base.......................  32
        ------------------------------------------

5.04.   Special Determination of Borrowing Base..........................  35
        ---------------------------------------

5.05.   Interim Sales of Mineral Properties..............................  36
        -----------------------------------

5.06.   Borrowing Base Deficiency........................................  36
        -------------------------

5.07.   Reserve Report and Gas Report Matters............................  39
        -------------------------------------

                                   ARTICLE 6
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

6.01.   Organization and Good Standing...................................  40
        ------------------------------

6.02.   Authorization and Power..........................................  40
        -----------------------

6.03.   No Conflicts or Consents.........................................  41
        ------------------------

6.04.   Enforceable Obligations..........................................  41
        -----------------------

6.05.   No Liens.........................................................  41
        --------

6.06.   Financial Condition..............................................  41
        -------------------

6.07.   Full Disclosure..................................................  42
        ---------------

6.08.   No Default.......................................................  42
        ----------

6.09.   Material Agreements..............................................  42
        -------------------

6.10.   No Litigation....................................................  42
        -------------

6.11.   Burdensome Contracts.............................................  42
        --------------------

6.12.   Estimated Oil and Gas Reserves...................................  42
        ------------------------------

6.13.   Use of Proceeds; Margin Stock....................................  42
        -----------------------------

6.14.   Taxes............................................................  43
        -----

6.15.   Principal Office, Etc............................................  43
        ---------------------

6.16.   ERISA............................................................  43
        -----

6.17.   Compliance with Law..............................................  43
        -------------------

6.18.   Government Regulation............................................  44
        ---------------------

6.19.   Insider..........................................................  44
        -------

6.20.   No Subsidiaries..................................................  44
        ---------------

6.21.   Environmental Matters............................................  44
        ---------------------

6.22.   Title to Properties..............................................  45
        -------------------

6.23.   Gas Marketing Subsidiaries' Obligations..........................  45
        ---------------------------------------

6.24.   Representations and Warranties...................................  45
        ------------------------------

6.25.   Survival of Representations, Etc.................................  46
        --------------------------------

                                   ARTICLE 7
                                   ---------

                             CONDITIONS PRECEDENT
                             --------------------

7.01.   Commitment.......................................................   46
        ----------

7.02.   All Advances.....................................................   48
        ------------

                                   ARTICLE 8
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

8.01.   Financial Statements, Reports and Documents......................  49
        -------------------------------------------

8.02.   Payment of Taxes and Other Indebtedness..........................  51
        ---------------------------------------

8.03.   Maintenance of Existence and Rights; Conduct of Business.........  51
        --------------------------------------------------------

8.04.   Notice of Default................................................  51
        -----------------

8.05.   Other Notices....................................................  52
        -------------

8.06.   Compliance with Loan Papers......................................  52
        ---------------------------

8.07.   Compliance with Material Agreements..............................  52
        -----------------------------------

8.08.   Operations and Properties........................................  52
        -------------------------

8.09.   Books and Records; Access........................................  52
        -------------------------

8.10.   Compliance with Law..............................................  52
        -------------------

8.11.   Leases...........................................................  53
        ------

8.12.   Development and Maintenance......................................  53
        ---------------------------

8.13.   Insurance........................................................  53
        ---------

8.14.   Authorization and Approvals......................................  53
        ---------------------------

8.15.   Experienced Management...........................................  53
        ----------------------

8.16.   ERISA Compliance.................................................  54
        ----------------

8.17.   Further Assurances...............................................  54
        ------------------

8.18.   Environmental....................................................  54
        -------------

8.19.   Pledge of Properties.............................................  55
        --------------------

8.20.   Gas Marketing Subsidiaries Guaranties............................  55
        -------------------------------------

8.21.   Guaranty of Cross Timbers Trading Company........................  55
        -----------------------------------------

                                   ARTICLE 9
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

9.01.   Limitation on Indebtedness.......................................  55
        --------------------------

9.02.   Negative Pledge..................................................  56
        ---------------

9.03.   Dividends and Distributions......................................  56
        ---------------------------

9.04.   Limitation on Investments........................................  57
        -------------------------

9.05.   Alteration of Material Agreements................................  57
        ---------------------------------

9.06.   Certain Transactions.............................................  57
        --------------------

9.07.   Limitation on Sale of Properties.................................  57
        --------------------------------

9.08.   Name, Fiscal Year and Accounting Method..........................  58
        ---------------------------------------

9.09.   Current Ratio....................................................  58
        -------------

9.10.   Liquidation, Mergers, Consolidations and Dispositions of
        Substantial Assets...............................................  58
        ------------------

9.11.   Lines of Business................................................  58
        -----------------

9.12.   No Amendments....................................................  58
        -------------

9.13.   Purchase of Substantial Assets...................................  59
        ------------------------------

9.14.   Guaranties.......................................................  59
        ----------

9.15.   Leases; Sale and Leaseback.......................................  59
        --------------------------

9.16.   Restriction on Loans.............................................  59
        --------------------

9.17.   Speculative Trading..............................................  59
        -------------------

9.18.   Hedging Agreements...............................................  60
        ------------------

9.19.   Prepayment or Redemption of Subordinated Indebtedness............  60
        -----------------------------------------------------

9.20.   Payments Respecting Permitted Margin Debt........................  60
        -----------------------------------------

9.21.   Strict Compliance................................................  60
        -----------------

                                  ARTICLE 10
                                  ----------

                               EVENTS OF DEFAULT
                               -----------------

10.01.  Events of Default................................................  60
        -----------------

10.02.  Remedies Upon Event of Default...................................  63
        ------------------------------

10.03.  Performance by Banks.............................................  64
        --------------------


                                  ARTICLE 11
                                  ----------

                               AGENCY PROVISIONS
                               -----------------

11.01.  Appointment and Authorization....................................  64
        -----------------------------

11.02.  Consultation with Counsel........................................  64
        -------------------------

11.03.  Documents........................................................  65
        ---------

11.04.  Resignation......................................................  65
        -----------

11.05.  Responsibility...................................................  65
        --------------

11.06.  Notices of Event of Default......................................  66
        ---------------------------

11.07.  Independent Investigation........................................  66
        -------------------------

11.08.  Indemnification..................................................  66
        ---------------

11.09.  Forwarding of Information to Banks...............................  66
        ----------------------------------

11.10.  Benefit of Article 11............................................  67
        ---------------------

                                  ARTICLE 12
                                  ----------

       SPECIAL PROVISIONS FOR EURODOLLAR AND CD LOANS; YIELD PROTECTION
       ----------------------------------------------------------------

12.01.  Inadequacy of Pricing............................................  67
        ---------------------

12.02.  Illegality.......................................................  67
        ----------

12.03.  Increased Costs for Loans........................................  68
        -------------------------

12.04.  Effect on Other Loans............................................  69
        ---------------------

12.05.  Payments Not At End of Interest Period...........................  69
        --------------------------------------

12.06.  Capital Adequacy.................................................  69
        ----------------

                                  ARTICLE 13
                                  ----------

                                 MISCELLANEOUS
                                 -------------

13.01.  Modification.....................................................  70
        ------------

13.02.  Accounting Terms and Reports.....................................  70
        ----------------------------

13.03.  Waiver...........................................................  70
        ------

13.04.  Payment of Expenses; Documentary Taxes; Indemnification..........  71
        -------------------------------------------------------

13.05.  Notices..........................................................  72
        -------

13.06.  Governing Law....................................................  72
        -------------

13.07.  Choice of Forum; Consent to Service of Process and Jurisdiction;
        Waiver of Rights to Jury Trial...................................  73
        ------------------------------

13.08.  Invalid Provisions...............................................  73
        ------------------

13.09.  Maximum Interest Rate............................................  74
        ---------------------

13.10.  Offset...........................................................  74
        ------

13.11.  Article 14.10(b).................................................  74
        ----------------

13.12.  Entirety.........................................................  74
        --------

13.13.  Headings.........................................................  75
        --------

13.14.  Survival.........................................................  75
        --------

13.15.  Successors and Assigns...........................................  75
        ----------------------

13.16.  Foreign Banks, Participants, and Assignees.......................  76
        ------------------------------------------

13.17.  No Third Party Beneficiary.......................................  77
        --------------------------

13.18.  Acknowledgements.................................................  77
        ----------------

13.19.  Multiple Counterparts............................................  77
        ---------------------

13.20.  Notice and Acknowledgment of No Oral Agreements..................  77
        -----------------------------------------------

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     This REVOLVING CREDIT AGREEMENT (the "Loan Agreement") is entered into as of this 28th day of May, 1997 by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation (hereinafter called "Company"), each Bank which from time to time become parties hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks (herein the "Administrative Agent") and NATIONSBANK OF TEXAS, N.A. as Syndication Agent for Banks (herein the "Syndication Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Company, Agents, and certain Banks parties hereto have entered into the Prior Loan Agreement (as defined herein); and

     WHEREAS, Company desires to increase the credit available under the Prior Loan Agreement and to amend and restate the Prior Loan Agreement in its entirety by entering into this Loan Agreement; and

     WHEREAS, Company and Banks are willing to increase the credit available under the Prior Loan Agreement and to amend and restate the Prior Loan Agreement in its entirety upon the terms and subject to the conditions set forth in this Loan Agreement.

     WHEREAS, J. P. Morgan Securities, Inc. and NationsBanc Capital Markets, Inc., have acted in the capacity of Arrangers for Company and Banks in connection with the consummation of the transactions contemplated by this Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto do hereby agree as follows:


                                   ARTICLE 1
                                   ---------

                              DEFINITION OF TERMS
                              -------------------

     For the purposes of this Loan Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article 1 or in the section or recital referred to below:

     "Adjusted PV Borrowing Base Test":  Section 5.01(a)(ii).
      -------------------------------

     "Adjusted CD Rate" shall, with respect to each Interest Period, mean on any
      ----------------
day thereof the quotient of (a) the CD Quoted Rate with respect to such Interest Period divided by (b) the remainder of 1.00 minus the CD Reserve Requirement in
       ----------                           -----
effect on such day.

  "Adjusted InterBank Rate" shall, with respect to each Interest Period, mean
   -----------------------
on any day thereof the quotient of (a) the InterBank Offered Rate with respect to such Interest Period, divided by (b) the remainder of 1.00 minus the
                         ----------                           -----
Eurodollar Reserve Requirement in effect on such day.

  "Administrative Agent":  The preamble, and as otherwise provided in Article
   --------------------
11.

  "Advance":  Section 2.01.
   -------

  "Affected Borrowings":  Section 12.01.
   -------------------

  "Affiliate" of any Person shall mean any Person which, directly or
   ---------
indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the beneficial or record ownership of a majority of the outstanding voting securities or equity interests or by contract or otherwise.

  "Agent" or "Agents":  Administrative Agent and Syndication Agent, and as
   -----      ------
otherwise provided in Article 11.

  "Applicable Margin" shall mean, at such times and from time to time as the
   -----------------
Borrowing Base Percentage then in effect is within one of the following ranges, with respect to any Borrowing, the percentage per annum set forth below opposite the relevant type of Borrowing and the relevant range.

    Type of Borrowing           Applicable Margin
    -----------------           -----------------

A.  Floating Base Borrowing:
    -----------------------

    Range 1:  The Borrowing Base
    -------
    Percentage is less than or
    equal to 75%                         0.00%

    Range 2:  The Borrowing Base
    -------
    Percentage is greater than 75%        1/4%

B.  Eurodollar Borrowing:
    --------------------

    Range 1:  The Borrowing Base
    -------
    Percentage is less than or
    equal to 50%                           3/4%

    Range 2:  The Borrowing Base
    -------
    Percentage is greater than
    50% but less than or
    equal to 75%                             1%

    Range 3:  The Borrowing Base
    -------
    Percentage is greater than 75%       1 1/4%


C.  CD Borrowing:
    ------------

    Range 1:  The Borrowing Base
    -------
    Percentage is less than or
    equal to 50%                           7/8%

    Range 2:  The Borrowing Base
    -------
    Percentage is greater than 50%
    but less than or equal to 75%        1 1/8%

    Range 3:  The Borrowing Base
    -------
    Percentage is greater than 75%       1 3/8%

provided, however, that with respect to any Eurodollar Borrowing or CD Borrowing, if the Applicable Margin for such Borrowing is established while the Borrowing Base Percentage is within one of the ranges set forth above, but the Borrowing Base Percentage subsequently should become within one of the other ranges set forth above during the Interest Period in effect for such Borrowing, then (i) if, as of the Business Day (or Eurodollar Business Day) that the Borrowing Base Percentage changes, 30 days or more remain until the termination of such Interest Period, then the Applicable Margin for such Borrowing shall automatically change on such Business Day (or Eurodollar Business Day) without prior notice to Company to the Applicable Margin for the actual Borrowing Base Percentage then in effect or (ii) if, as of the Business Day (or Eurodollar Business Day) that the Borrowing Base Percentage changes, less than 30 days remain until the termination of such Interest Period, then the Applicable Margin then in effect shall not change until the termination of such Interest Period.

          "Approved Property Sale" shall mean the anticipated sale by Company of
           ----------------------
certain specific Mineral Properties included in the Borrowing Base in effect at the Closing Date, which sale shall occur after the Closing and which sale and the terms thereof have been previously disclosed to

Banks. If consummated, the Approved Property Sale will effect a $5,000,000 reduction to the Borrowing Base then in effect.

          "Arrangers": J. P. Morgan Securities, Inc. and NationsBanc Capital
           ---------
Markets, Inc.

          "Assignee":  Section 13.15.
           --------

          "Assumed Amortization Schedule":  Section 5.01(a)(iii).
           -----------------------------


          "Bank" or "Banks":  The Banks identified on the signature pages
           ----      -----
hereof, and each Assignee which becomes a Bank pursuant to Section 13.15 and their respective successors.

          "Base Dedicated Percentage":  Section 5.06(a).
           -------------------------

          "Beneficial Owner" shall be determined in accordance with Rules 13d-3
           ----------------
and 13d-5 promulgated by the Security and Exchange Commission under the Securities Exchange Act of 1934 as it may be amended from time to time, or any successor provision thereto, except that a Person shall be deemed to have "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          "Borrowing":  Section 2.01.
           ---------

          "Borrowing Base":  Section 5.01.
           --------------

          "Borrowing Base Assets":  Section 5.01(a)(i).
           ---------------------

          "Borrowing Base Deficiency":  Section 5.06(a).
           -------------------------

          "Borrowing Base Deficiency Certificate":  Section 5.06(a).
           -------------------------------------

          "Borrowing Base Percentage" shall mean, for the purpose of determining
           -------------------------
the applicable commitment fee under Section 2.01(c) hereof or the interest rate under Section 2.03 hereof, the Total Outstandings as a percentage of the Borrowing Base then in effect.

          "Borrowing Base Tests" shall mean, collectively, the PV Borrowing Base
           --------------------
Test, the Adjusted PV Borrowing Base Test and the Cash Flow Borrowing Base Test.

          "Business Day" shall mean any day except a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City or Fort Worth, Texas are authorized by law to close.

          "Capital Lease" shall mean, as of any date, any lease of property,
           -------------
real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date, in accordance with Generally Accepted Accounting Principles, together with any other lease by such lessee which is in substance a financing lease, including without limitation, any lease under which (i) such lessee has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is entered into or (ii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

          "Capital Stock" shall mean any and all shares, interests,
           -------------
participations, or equivalents (however designated) of capital stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Flow" shall mean for any period, (i) the gross cash operating
           ---------
revenues properly allocable to Proved Reserves attributable to the Mineral Properties (except that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) and operations of the Gas Marketing Subsidiaries which are not subject to any Lien except Permitted Liens, and (ii) the cash dividends and distributions projected to be paid to Company or any Subsidiary on account of its CRT Units that are not subject to any Lien (except as provided below), less the following cash items:
                                                ----
royalties, operating costs (including, with respect to the Gas Marketing Subsidiaries, any lease or rental payments respecting the Lease Agreements), severance and wellhead taxes, general and administrative expenses and current income and other taxes, if any, properly allocable to such period, cash capital expenditures made during such period, to the extent such items are properly allocable to the Mineral Properties or such Gas Marketing Subsidiaries, and the scheduled installments of interest due on the Loan (based upon the Projected Interest Rate), the outstanding Permitted Margin Debt, and the Subordinated Indebtedness during such period. If any CRT Units are pledged to secure outstanding Permitted Margin Debt, only the dividends and distributions allocable to that portion of the CRT Units that have a value in excess of the publicly traded value of the CRT Units that are necessary under any collateral maintenance provisions to secure the Permitted Margin Debt shall be utilized in determining the Cash Flow attributable to the CRT Units. Cash Flow shall be determined for the purpose of establishing the Cash Flow Borrowing Base Test according to Section 5.01(a)(iii).

          "Cash Flow Borrowing Base Test":  Section 5.01(a)(iii).
           -----------------------------

          "Cash Flow Projections":  Section 5.03.
           ---------------------

          "CD Advance" shall mean any principal amount under a Note with respect
           ----------
to which the interest rate is calculated by reference to the Adjusted CD Rate for a particular Interest Period.

          "CD Borrowing" shall mean any Borrowing composed of CD Advances.
           ------------

          "CD Quoted Rate" shall mean, with respect to any Interest Period, the
           --------------
rate of interest determined by Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each Reference Bank of its certificates of deposit in an amount comparable to the unpaid principal amount of the CD Advance of such Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "CD Reserve Requirement" shall, on any day, mean that percentage
           ----------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any changes in the CD Reserve Requirement.

          "CERCLA" shall mean the Comprehensive Environmental Response,
           ------
Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as amended.

          "Change in Control" shall mean an occurrence where (a) any Person, or
           -----------------
any Persons acting together in a manner which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934 as it may be amended from time to time, or any successor provision thereto, together with any Affiliates thereof, (i) become the Beneficial Owners of capital stock of the Company through a purchase, merger or other acquisition transaction, entitling such Person or Persons and its or their Affiliates to exercise more than 50% of the total voting power of all classes of the Company's capital stock entitled to vote generally in the election of directors or (ii) shall succeed in having sufficient of its or their nominees who are not supported by a majority of the then current board of directors of the Company elected to the board of directors of the Company such that such nominees, when added to any existing directors remaining on the board of directors of the Company after such election who are Affiliates of or acting in concert with any such Persons, shall constitute a majority of the board of directors of the Company, (b) a plan is adopted relating to the liquidation or dissolution of the Company or (c) the Company shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a Subsidiary, or any other Person shall consolidate with or merge into the Company (other than, in the case of this clause (c), pursuant to any consolidation or merger where Persons who are Beneficial Owners of the Company's capital stock entitled to vote generally in the election of directors immediately prior thereto become the Beneficial Owners of shares of capital stock of the surviving corporation entitling such Persons to exercise more than 50% of the total voting power of all classes of such surviving corporation's capital stock entitled to vote generally in the election of directors or persons holding similar positions).

          "Closing Date" shall mean the date of this Loan Agreement as set
           ------------
forth in the preamble hereof.

          "Collateral Documents":  Section 8.19.
           --------------------

          "Commitment" shall mean at any time Banks' commitment to make the Loan
           ----------
and any Borrowing thereunder available to Company in an aggregate amount at any time not to exceed the lesser of (i) the Borrowing Base then in effect or (ii) the Facility Amount. With respect to each Bank, its Commitment shall never exceed its Percentage of the lesser of (i) the Borrowing Base then in effect or
(ii) the Facility Amount. The amount of each Bank's Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. The initial Commitment is $317,000,000.

          "Company":  The preamble.
           -------

          "Consequential Loss" shall, with respect to Company's payment of all
           ------------------
or any portion of the then-outstanding principal amount of a Bank's Eurodollar Advance or CD Advance on a day other than the last day of the Interest Period related thereto, mean any loss, cost or expense incurred by such Bank as a result of the timing of such payment or in redepositing such principal amount, including the sum of (i) the interest which, but for such payment, such Bank would have earned in respect of such principal amount so paid, for the remainder of the Interest Period applicable to such sum, reduced, if such Bank is able to redeposit such principal amount so paid for the balance of such Interest Period, by the interest earned by such Bank as a result of so redepositing such principal amount plus (ii) any expense or penalty incurred by such Bank on
                 ----
redepositing such principal amount.

          "Consolidated Current Assets" shall mean, as of any date, the current
           ---------------------------
assets which would be reflected on a consolidated balance sheet of Company and the Subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, but excluding (i) all accounts receivable in respect of products, goods and/or services which were delivered or performed by Company or any Subsidiary at least 90 days prior to such date (or, with respect to receivables attributable to proceeds of production from the Mineral Properties, periods longer than 90 days if such receivables are otherwise payable in the ordinary course of business at periods longer than 90 days) and any notes receivable due from any Subsidiary, (ii) Intangible Assets, and (iii) assets held primarily for resale other than hydrocarbons severed from the Mineral Properties in the ordinary course of business and gas and other hydrocarbons (including by-products thereof) that are held by the Gas Marketing Subsidiaries for resale; provided, further, Company's Consolidated Current Assets shall include an amount equal to the difference, if any, between the Borrowing Base then in effect and the Total Outstandings.

          "Consolidated Current Liabilities" shall mean, as of any date, the
           --------------------------------
current liabilities which would be reflected on a consolidated balance sheet of Company and the Subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, but excluding (i) current maturities of funded Indebtedness of Company and Subsidiaries; (ii) accrued stock appreciation right expenses of Company, as reflected on the most recent financial statement of such Persons which are delivered to Banks pursuant to this Loan Agreement; and (iii) Permitted Margin Debt.

          "Conversion Date":  Section 2.02(c).
           ---------------

     "CRT Units" shall mean any publicly traded units of Cross Timbers Royalty
      ---------
Trust.

     "CT Energy" shall mean Cross Timbers Energy Services, Inc., a Texas
      ---------
corporation, and a Subsidiary of Company.

     "CT Operating" shall mean Cross Timbers Operating Company, a Texas
      ------------
corporation, and a Subsidiary of Company.

     "Determination Date" shall mean each June 30.
      ------------------

     "Dividends", in respective of any corporation, shall mean:
      ---------

          (1) Cash distributions or any other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class: and

          (2) Any and all funds, cash or other payments in respect of the redemption, repurchase or acquisition of such stock, unless such stock shall be redeemed or acquired through the exchange of such stock with stock of the same class.

     "Dollars" and the sign "$" shall mean lawful currency of the United States
      -------                -
of America.

     "Environmental Laws" shall mean CERCLA, RCRA and any other applicable laws,
      ------------------
statutes, regulations, judicial interpretations, ordinances, rules, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other government restriction of the United States or any state where the Mineral Properties are located or any other Governmental Authority having jurisdiction over Company or the Subsidiaries or any of their respective properties or assets, pertaining to health or the environment, as they now exist or are hereafter enacted and/or amended, including, without limitation, those matters relating to the emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended, together with all regulations issued pursuant thereto.

     "Eurodollar Advance" shall mean any principal amount under a Note with
      ------------------
respect to which the interest rate is calculated by reference to the Adjusted Interbank Rate for a particular Interest Period.

     "Eurodollar Borrowing" shall mean any Borrowing composed of Eurodollar
      --------------------
Advances.

     "Eurodollar Business Day" shall mean a Business Day on which dealings in
      -----------------------
Dollars are carried out in the London interbank market.

     "Eurodollar Reserve Percentage" shall mean, for any day, that percentage
      -----------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     "Event of Default":  Article 10.
      ----------------

     "Excess Interest Amount":  Section 4.03(b).
      ----------------------

     "Facility Amount" shall mean, on any date, $500,000,000.
      ---------------

     "FDIC Percentage" shall mean for any Interest Period the net annual
      ---------------
assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) actually incurred by Morgan Guaranty Trust Company of New York to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of Morgan Guaranty Trust Company of New York in the United States during the most recent period for which such rate has been determined prior to the commencement of such Interest Period.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by Administrative Agent.

     "Floating Base Advance" shall mean any principal amount under a Note with
      ---------------------
respect to which the interest rate is calculated by reference to the Floating Base Rate.

     "Floating Base Borrowing" shall mean any Borrowing composed of Floating
      -----------------------
Base Advances.

     "Floating Base Rate" shall mean, for any day, a rate per annum equal to the
      ------------------
higher of (i) the Prime Rate for such day or (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Gas Marketing Subsidiary" shall mean (i) Ringwood, (ii) CT Energy, (iii)
      ------------------------
Timberland, and (iv) any other Subsidiary of Company whose assets, business or operations consists primarily of gas gathering and transmission pipelines and/or the sale, resale, transportation, processing and marketing of natural gas and by-products thereof.

     "Gas Report" means a report delivered by Company to Banks pursuant to
      ----------
Section 5.03, Section 5.04 or Section 8.01(d).

     "Gas Subsidiaries' Loan Value":  Section 5(a)(i).
      ----------------------------

     "Generally Accepted Accounting Principles" shall mean those generally
      ----------------------------------------
accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Company and the Subsidiaries, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may so be changed on or as of the date such change is adopted.

     "Governmental Authority" shall mean any government (or any political
      ----------------------
subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Company or any Subsidiary or any of its or their business, operations or properties.

     "Guaranty" of any Person shall mean any contract, agreement or
      --------
understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including without limitation agreements:

     (1) to purchase such Indebtedness or any property constituting security therefor;

     (2) to advance or supply funds (a) for the purchase or payment of such Indebtedness, or (b) to maintain working capital or other balance sheet conditions, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness;

     (3) to purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment of the Indebtedness; or

     (4) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof; except that "Guaranty" shall not
                                         ------ ----
include the endorsement by Company or a Subsidiary in the ordinary course of business of negotiable instruments or documents for deposit or collection.

     "Hedge Agreement" shall mean any commodity pricing agreement, forward sale,
      ---------------
"price swap" agreement or commodity rate-shifting agreement or similar agreement or contractual relationship between Company or any Subsidiary and any Person (including any Bank) pursuant to which Company holds a position in the price of any quantity of crude oil, natural gas or other hydrocarbons to be produced from the Mineral Properties such that the price derived from the first sale of any quantity of oil, gas or other hydrocarbons produced from the Mineral Properties is established prior to the actual production of such oil, gas or other hydrocarbons; provided, however, that a Hedge Agreement shall not include any monthly spot sales of Company's gas production from the Mineral Properties that occur in the ordinary course of its business. A Hedge Agreement shall also include the option of Company or any Subsidiary to buy or sell a Hedge Agreement.

     "Indebtedness" with respect to any Person shall mean as of any date, all
      ------------
liabilities and contingent liabilities which would be reflected on a balance sheet and related notes thereto of such Person prepared as of such date in accordance with Generally Accepted Accounting Principles, including without limitation: (i) all obligations for money borrowed; (ii) all obligations under conditional sale or other title retention agreements and all obligations issued or assumed as full or partial payment for property, whether or not any such obligations represent obligations for borrowed money; (iii) all indebtedness secured by a lien existing on property owned or acquired by such Person subject to any such lien, whether or not the obligations secured thereby shall have been assumed; (iv) all obligations, direct or indirect, to any joint venture, partnership or other entity of which such Person is a member; (v) all obligations under any Guaranty, note purchase agreement and other document having similar effect; (vi) all obligations for accounts payable or trade credit; (vii) indebtedness of any joint venture, partnership or other Person for which such Person is directly or indirectly liable; (viii) all obligations under any Capital Lease, operating lease or any other leases only to the extent such leases would be treated as indebtedness in accordance with Generally Accepted Accounting Principles; (ix) all obligations under an Interest Swap Agreement; and (x) all obligations under a Hedge Agreement.

     "Indenture" shall mean that certain Indenture dated as of April 1, 1997,
      ---------
from Company to The Bank of New York, Trustee, pursuant to which the securities and notes evidencing the Subordinated Indebtedness are issued.

     "Intangible Assets" of any Person shall mean those assets of such Person
      -----------------
which are (i) deferred assets, other than prepaid insurance and prepaid taxes;
(ii) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses and other similar assets which would be classified as intangible assets on a balance sheet of such Person, prepared in accordance with Generally Accepted Accounting Principles; (iii) unamortized debt discount and expense; and (iv) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

     "Interbank Offered Rate" shall mean, with respect to each Interest Period,
      ----------------------
the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Advance of such Reference Banks to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Interest Period" shall mean, with respect to a Eurodollar Advance or CD
      ---------------
Advance, a period commencing:

          (i) on the borrowing date of such Eurodollar Advance or CD Advance made pursuant to Section 2.01 of this Loan Agreement; or

          (ii) on the Conversion Date pertaining to such Eurodollar Advance or CD Advance, if such Eurodollar Advance or CD Advance is made pursuant to a conversion as described in Section 2.02(c) hereof; or

          (iii) on the date of borrowing specified in the Request for Borrowing in the case of a rollover to a successive Interest Period,

and ending one, two, three or six months thereafter (in the case of a Eurodollar Advance), or 30, 60, 90 or 180 days thereafter (in the case of a CD Advance) as Company shall elect in accordance with Section 2.02(c) of this Loan Agreement; provided, that:

          (A) any Interest Period which would otherwise end on a day which is not a Business Day (or in the case of a Eurodollar Advance, a Eurodollar Business Day) shall be extended to the next succeeding Business Day or Eurodollar Business Day (as the case may be) unless, in the case of a Eurodollar
                                             ------
Advance, such Eurodollar Business Day falls in another calendar month in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

          (B) in the case of a Eurodollar Advance, any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month or at the end of such Interest Period) shall, subject to clause (A) above, end on the last Eurodollar Business Day of a calendar month;

          (C) if the Interest Period for any Eurodollar Advance or CD Advance would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date; and

          (D) If (i) certificates of deposit are bid by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each Reference Bank of its certificates of deposit having maturities longer than the Interest Periods set forth above for a CD Advance, or (ii) deposits in dollars are offered to each of the Reference Banks in the London interbank market for periods of time which are longer than the Interest Periods set forth above for a Eurodollar Advance, then, subject to the approval of all Banks, longer Interest Periods shall be made available to Company for such CD Advances and Eurodollar Advances which are identical to the longer maturities of certificates of deposit or deposits in dollars as set forth above, but such longer Interest Periods shall be further subject to subclauses (A), (B) and (C) immediately above.

     "Interest Swap Agreement" shall mean an agreement between Company and any
      -----------------------
Person (including any Bank) pursuant to which, with the intent to protect against fluctuations in interest rates or the exchange of notional interest obligations, either generally or under certain circumstances, such Persons agree to exchange a series of cash flows or revenues measured by different interest rates, and includes agreements providing for the exchange of a fixed rate of interest for a floating rate of interest and vice versa, one floating rate of interest for another floating rate of interest or fixed rate of interest in one currency for a floating rate of interest in another currency.

     "Investment" in any Person shall mean any investment, whether by means of
      ----------
share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person.

     "Lease Agreements" shall mean the documents evidencing (i) the equipment
      ----------------
and facilities lease transaction among Timberland, as Lessee, NationsBank Leasing Corporation and BancBoston Leasing Investment, Inc., as Owner Participants, and Wilmington Trust Company, Trustee, as Lessor, pursuant to which Timberland leases its Tyrone gas processing plant and related gas gathering facilities and systems and (ii) the equipment and facilities lease transaction among Ringwood, as Lessee, NationsBank Leasing Corporation and Banc One Leasing Corporation, as Owner Participants, and Wilmington Trust Company, Trustee, as Lessor, pursuant to which Ringwood leases its gas gathering facility in Major County, Oklahoma.

     "Lien" shall mean any lien, mortgage, security interest, tax lien, pledge,
      ----
encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

     "Loan" shall mean the Revolving Credit Loans.
      ----

     "Loan Agreement":  The preamble.
      --------------

     "Loan Papers" shall mean this Loan Agreement, the Notes (including any
      -----------
renewals, extensions and refundings thereof), the Guaranties of the Gas Marketing Subsidiaries, and any agreements, certificates or documents (and with respect to this Loan Agreement, and such other agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Loan Agreement. Loan Papers also include any Collateral Documents executed by Company and the Gas Marketing Subsidiaries pursuant to Section 8.19 hereof.

     "Majority Banks" shall mean, at any time, Banks holding Notes representing
      --------------
at least fifty-one percent (51.00%) of the aggregate unpaid principal amount of the Loan, or if no Loans are at the time outstanding, Banks having at least fifty-one percent (51.00%) of the Commitment.

     "Material Adverse Effect" means any circumstance or event which (i) would
      -----------------------
have or has had any adverse effect whatsoever upon the validity or enforceability of any Loan Papers, (ii) is or would be material and adverse to the financial condition or business operations of Company or any Subsidiary, taken as a whole (iii) has impaired or would impair the ability of Company to perform any of its material Obligations or substantially all of its Obligations under the Loan Papers, or (iv) causes an Event of Default or any event which, with notice or lapse of time or both, would become an Event of Default.

     "Maturity Date: shall mean June 30, 2002.
      -------------

     "Maximum Rate" shall mean, on any day, the highest nonusurious rate of
      ------------
interest (if any) permitted by applicable law on such day. Banks hereby notify Company that, and disclose to Company that, for purposes of Tex. Rev. Civ. Stat. Ann. Art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate" ceiling from time to time in effect as limited by Art. 5069-1.04(b); provided, however, that to the extent permitted by applicable law, Banks reserve the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Company; and, provided further, that the "highest nonusurious rate of interest permitted by applicable law" for purposes of this Loan Agreement and the Notes shall not be limited to the applicable rate ceiling under Art.E5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to this Loan Agreement, and the Notes (and the interest contracted for, charged and collected hereunder or thereunder) shall permit a higher rate of interest.

     "Mineral Properties" shall mean, as of any date, Company's interest in and
      ------------------
to (i) oil, gas and/or mineral leases, royalty and overriding royalty interests, production payments, net profits interests and mineral fee interests, (ii) unitization, communitization and pooling arrangements (and all properties covered and units created thereby), whether arising by contract or operation of law, which include all or any part of the foregoing, (iii) lands subject to any of the foregoing, (iv) equipment, fixtures, rights-of-way, easements, goods, chattels, accounts, accounts receivable, contract rights, chattel paper, general intangibles, and other items of personal property related to, located on or used in connection with the foregoing; (v) processing facilities, pipelines, salt water disposal wells and facilities, transportation rights and facilities, and other equipment, machinery, rights or facilities related to or used in connection with the marketing, transporting, producing, processing, or gathering of oil, gas or hydrocarbons. Mineral Properties shall not include beneficial ownership interests in oil and gas royalty interests or other oil and gas interests attributable to CRT Units or Non-CT Royalty Trust Units.

     "Net Revenue" shall mean for each Reference Period shall mean the remainder
      -----------
of (i) all cash proceeds received by Company or any Gas Marketing Subsidiary during such Reference Period on account of (a) the sale of oil, gas and/or other mineral production received by Company or any Gas Marketing Subsidiary for the Reference Period and attributable to the Mineral Properties and/or the business and operations of the Gas Marketing Subsidiaries; (b) the processing, transporting, gathering or marketing of oil, gas and/or mineral production received by Company or any Gas Marketing Subsidiary for the Reference Period and attributable to the Mineral Properties and/or the business and operations of the Gas Marketing Subsidiaries; (c) fees for the disposal of salt water (or similar liquid) on the Mineral Properties received by Company for the Reference Period,
(d) settlement, buy-out, compromise or renegotiation of any gas purchase or sales contract which affects any of the Mineral Properties, (e) amounts received by Company during such Reference Period on account of any Hedge Agreement, and
(f) the cash dividends and distributions projected to be paid to Company or any Subsidiary during such Reference Period on account of its CRT Units minus (i)
                                                                    -----
the actual cash payments made by Company or any Gas Marketing Subsidiary during such Reference Period on account of the operating expenses attributable to the Mineral Properties and/or the business and operations of the Gas Marketing Subsidiaries, including without limitation, [w] taxes, other than franchise taxes, [x] normal leasehold operator's expenses charged by third party operators, including overhead expenses of third party operators which are allowed as operating expenses pursuant to relevant operating agreements, [y] with respect to the Mineral Properties operated by Company or an Affiliate of Company, such expenses charged by Company or its Affiliate which are allowed as "Direct Charges" under the Accounting Procedure recommended by the Council of Petroleum Accountant Societies and [z] amounts paid by Company on account of any Hedge Agreement and (ii) the payments of interest made by Company during such Reference Period for scheduled installments of interest due on the Subordinated Indebtedness, but only to the extent that such payments of interest are permitted according to the Indenture and payments made by Company or any Subsidiary during such Reference Period on any Permitted Margin Debt that is secured by any CRT Units.

     "Non-CT Royalty Trust Units" shall mean any units of beneficial or direct
      --------------------------
ownership in any royalty trust other than CRT Units.

     "Notes" shall mean the Notes executed by Company and delivered to Banks
      -----
pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof. "Note" shall mean any of the Notes.

     "Obligation" shall mean all present and future indebtedness, obligations,
      ----------
and liabilities of Company to Banks or any of them, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Loan Agreement or represented by the Notes, and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Company evidenced or arising pursuant to any of the other Loan Papers, and all renewals and extensions thereof, or part thereof or any Interest Swap Agreement between Company and any

Bank or Banks that involves the swap or exchange of interest rates under this Loan Agreement or any Hedge Agreement between Company and any Bank or Banks.

     "Other Taxes":  Section 4.08.
      -----------

     "Participant":  Section 13.15.
      -----------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any
      ----
successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

     "Percentage" shall mean, with respect to any Bank, such Bank's
      ----------
proportionate share of the Commitment in effect from time to time, as set forth in Schedule I hereto.

     "Permitted Liens" shall mean, as of any date: (i) pledges or deposits made
      ---------------
to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation), unemployment insurance, pensions or social security programs; (ii) contractual liens for the benefit of operators of the Mineral Properties, but only to the extent that such operators are not asserting a claim or right to exercise their rights under such contractual liens, except for such claims and rights of operators which Company contests in good faith and for which adequate reserves are maintained according to Generally Accepted Accounting Principles; (iii) liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehousemen's and other like liens arising in the ordinary course of business; (iv) liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate reserves have been provided; (v) good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties as other similar charges; (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of real property for the uses intended, and none of which is violated in any material respect by existing or proposed structures or land use; (vii) the terms and provisions of the leases, assignments, unit agreements and other instruments of conveyance or transfer applicable to or affecting the Mineral Properties; (viii) the terms and provisions of the assignments and other title transfer documents under which Company acquired the Mineral Properties including any right retained by a predecessor in title of Company to purchase hydrocarbons produced therefrom; (ix) any inconsequential, insignificant or immaterial liens or encumbrances against any Mineral Property which does not interfere with or impair Company's ownership of, or right or ability to receive proceeds of production from, such property, and which, singularly or collectively with other inconsequential, insignificant or immaterial liens or encumbrances, do not result in a Material Adverse Effect on Company or any Subsidiary, (x) the Liens granted by Timberland to third-party lessors covering its compressor station and interconnect facility, pursuant to certain lease agreements between Timberland and such lessors, (xi) Liens granted pursuant to the Lease Agreements, (xii) Liens against Investments of Company or its Subsidiaries that are Capital Stock in publicly traded companies engaged primarily in the oil and gas industry, CRT Units and Non-CT Royalty Trust Units that are pledged to secure Permitted Margin Debt, (xiii) any Lien not otherwise included in subclauses (x) or (xi) above that is granted by Company or a Subsidiary under any equipment lease agreement in which Company or a Subsidiary is a lessee up to an aggregate face amount for all of such equipment lease agreements of $5,000,000 during any calendar year, (xiv) the Collateral Documents and (xv) any other liens or encumbrances to which Majority Banks agree in writing.

     "Permitted Margin Debt" shall mean Indebtedness of Company and its
      ---------------------
Subsidiaries that is secured by Capital Stock in publicly traded companies engaged primarily in the oil and gas industry, CRT Units and Non-CT Royalty Trust Units that are owned by Company and its Subsidiaries up to an aggregate amount at any one time outstanding of (i) $25,000,000 plus (ii) that unused or available portion of the Indebtedness permitted by subclause (xi) of Section
9.01 hereof that is secured by Capital Stock in publicly traded companies engaged primarily in the oil and gas industry, CRT Units and Non-CT Royalty Trust Units that are owned by Company and its Subsidiaries.

     "Person" shall include an individual, a corporation, a joint venture, a
      ------
partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

     "Plan" shall mean an employee benefit plan or other plan maintained by
      ----
Company for employees of Company and/or its Subsidiaries and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1954, as amended.

     "Present Value of Borrowing Base Reserves":  Section 5.01 (a)(i).
      ----------------------------------------

     "Prime Rate" means the rate of interest publicly announced by Morgan
      ----------
Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

     "Prior Loan Agreement" shall mean that certain Revolving Credit Agreement
      --------------------
dated June 15, 1995 by and among Company, Morgan Guaranty Trust Company of New York, and NationsBank of Texas, N. A., as Co-Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent, and the other lenders parties thereto, as amended by letter amendments dated March 1, 1996, April 8, 1996, April 24, 1996, June 19, 1996, October 15, 1996, November 1, 1996, December 4,
1996, December 10, 1996 and March 14, 1997.

     "Production Profile" shall mean the projected rates of production,
      ------------------
projected declines in production, the percentage of oil or gas production to the total of all production of oil or gas, and other elements, characteristics, or components of or respecting the production, recovery or projected production or recovery of oil or gas attributable to the Proved Reserves of the Mineral Properties, as set forth in the Reserve Reports covering the Mineral Properties which were utilized in determining the initial Borrowing Base hereunder.

     "Projected Interest Rate" shall mean, for purposes of determining the Cash
      -----------------------
Flow Projections as of the date of determining any such projections, a rate per annum equal to the weighted average applicable rate of interest payable by Company on all outstanding Indebtedness (exclusive of the Subordinated Indebtedness) during the most recently ended period of 30 consecutive calendar days, or, if no such Indebtedness is outstanding, the rate of interest which would then be applicable for a Eurodollar Advance, in the amount of $5,000,000, with an Interest Period of one month.

     "Proved Developed Producing Reserves" shall have the meaning assigned to
      -----------------------------------
that term by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean the subcategory of "Proved Developed Reserves" (as defined by the Society of Petroleum Engineers) which are recoverable from the completion intervals currently open and producing to market. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery will be included as "Proved Developed Producing Reserves" only after the operation of an installed program has confirmed through production response through existing completions producing to market that increased recovery will be achieved. Proved Developed Producing Reserves shall not include any Proved Developed Non-Producing Reserves.

     "Proved Developed Non-Producing Reserves" shall have the meaning assigned
      ---------------------------------------
to that term by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean the subcategory of "Proved Developed Reserves" (as defined by the Society of Petroleum Engineers) which will become "Proved Developed Producing Reserves" upon minor capital expenditures being made with respect to existing wells which will cause formerly non-producing completions or intervals to become open and producing to market.

     "Proved Reserves" means and includes Proved Developed Producing Reserves,
      ---------------
Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves.

     "Proved Undeveloped Reserves" shall have the meaning assigned to that term
      ---------------------------
by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean those reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Proved Undeveloped Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved Undeveloped Reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for Proved Undeveloped Reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

     "PV Borrowing Base Test":  Section 5.01(a)(i).
      ----------------------

     "Quarterly Period" shall mean each three-month period(s) commencing on the
      ----------------
first day of January, April, July and October, and ending on the last day of each March, June, September and December, respectively.

     "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, as
      ----
amended by the Used Oil Recycling Act of 1980, the Hazardous and Solid Waste Disposal Act Amendments of 1984 and the Hazardous and Solid Waste Amendments of 1984.

     "Reference Banks" shall mean Morgan Guaranty Trust Company of New York and
      ---------------
NationsBank of Texas, N.A., and with respect to a Eurodollar Borrowing, Reference Banks shall refer to the principal London office, if any, of any Reference Bank or their respective Affiliates.

     "Regulation D" shall mean Regulation D of the Board of Governors of the
      ------------
Federal Reserve System from time to time in effect and shall include any successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" shall mean Regulation U promulgated by the Board of
      ------------
Governors of the Federal Reserve System, 12EC.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

     "Regulation X" shall mean Regulation X promulgated by the Board of
      ------------
Governors of the Federal Reserve System, 12 C.F.R. Part 224, or any other regulation hereafter promulgated by said Board to replace the prior Regulation X and having substantially the same function.

     "Reportable Event" shall have the meaning assigned to that term in Title IV
      ----------------
of ERISA.

     "Request for Borrowing":  Section 2.02(a).
      ---------------------

     "Reserve Base" shall mean the type, character, location, field and nature
      ------------
of ownership of the oil and gas leases, overriding royalty interests, mineral interests, royalty interests, net profits interests, production payments and other oil, gas and/or mineral interests or properties which comprise the Mineral Properties, and the working interests and net revenue interests of Company in and to the Mineral Properties, as set forth in the Reserve Reports for the Mineral Properties which were utilized in determining the initial Borrowing Base hereunder.

     "Reserve Report" means a report delivered by Company pursuant to Section
      --------------
5.03, Section 5.04 or Section 8.01(c).

     "Revolving Credit Loans":  Section 2.01(a).
      ----------------------

     "Ringwood" shall mean Ringwood Gathering Company, a Delaware corporation,
      --------
and a Subsidiary of Company.

     "Rollover Notice":  Section 2.02(c).
      ---------------

     "Scheduled Installment":  Section 5.06(a).
      ---------------------

     "Speculative Trading" shall mean the holding by Company or any Subsidiary
      -------------------
of a position in, or forward sale respecting, any derivative or commodity transaction, excluding any transaction respecting the physical sale, storage, transportation or marketing of oil, gas or other hydrocarbons produced from the Mineral Properties, the hedging of Company's position in oil, gas or other hydrocarbons produced from the Mineral Properties or any portion thereof pursuant to a Hedge Agreement, but only to the extent that such Hedge Agreement is permitted under Section 9.18 hereof, or any gas storage transaction entered into by any Gas Marketing Subsidiary in the ordinary course of its business. Speculative Trading shall also include any Interest Swap Agreement that is entered into for speculative purposes and not for the purpose of protecting against fluctuations in interest rates or the exchange of notional obligations, either generally or under specific circumstances.

     "Subordinated Indebtedness" shall mean the Indebtedness evidenced by the 9
      -------------------------
1/4% Senior Subordinated Notes, due April 1, 2007, in the aggregate principal amount of $125,000,000, which have been issued pursuant to the Indenture.

     "Subsidiary" or "Subsidiaries" shall mean CT Energy, CT Operating,
      ----------      ------------
Timberland, Ringwood, WTW Properties, Inc., a Texas corporation, Cross Timbers Trading Company, a Texas corporation, and any and all other corporations, partnerships, joint ventures, business trusts or other legal entities in which Company, either directly or indirectly through one or more intermediaries, owns or holds beneficial or record ownership of a majority of the outstanding voting securities or equity interests therein.

     "Supplemental Borrowing Base Deficiency Certificate":  Section 5.06(b).
      --------------------------------------------------

     "Syndication Agent":  The preamble, and as otherwise provided in Article
      -----------------
11.

     "Taxes":  Section 4.08.
      -----

     "Temporary Cash Investment" shall mean any Investment in (i) direct
      -------------------------
obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof, provided that such obligations mature within 360 days of the date of acquisition thereof, (ii) commercial paper rated in the highest grade by two or more national credit rating agencies and maturing not more than 270 days from the date of creation thereof, and (iii) time deposits with, and certificates of deposit and banker's acceptances issued by, any United States bank having capital surplus and undivided profits aggregating at least $1,000,000,000.

     "Timberland" shall mean Timberland Gathering & Processing, Inc., a Texas
      ----------
corporation, and a Subsidiary of Company.

     "Total Outstandings" shall mean, at any date, the aggregate of the
      ------------------
principal amount of, and accrued interest which is overdue and unpaid in respect of, the Loan.

     "Trustee" shall mean the Trustee under the Indenture, including any
      -------
successor trustee designated pursuant to the Indenture.

     Other Definitional Provisions.
     -----------------------------

           (a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in the Notes or any Loan Papers, certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

           (b) Defined terms used herein in the singular shall import the plural and vice versa.

           (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.


                                   ARTICLE 2
                                   ---------

                          THE REVOLVING CREDIT LOANS
                          --------------------------

     2.01. Revolving Loan Commitments.
           --------------------------

           (a) Revolving Loan Commitments.  Subject to the terms and conditions
               --------------------------
of this Loan Agreement, each Bank severally agrees to extend to Company, from the date hereof through the term of this Loan Agreement, a revolving line of credit which shall not exceed at any one time outstanding such Bank's Percentage of the lesser of: (i) the Borrowing Base in effect and as redetermined from time to time, or (ii) the Facility Amount. No Bank shall be obligated to make any Loan if, after giving effect thereto, the Total Outstandings exceed the lesser of (i) the Borrowing Base then in effect or (ii) the Facility Amount.

     The Commitment shall never exceed the Borrowing Base then in effect. Provided, however, if, upon the redetermination of the Borrowing Base, the Borrowing Base exceeds the Commitment then in effect, the Commitment may be increased to an amount (that shall not exceed the Borrowing Base as redetermined) which all Banks shall, in their sole discretion, approve in writing, following a request from Company for such increase, but the Commitment shall never exceed the Facility Amount. Banks shall have no obligation to increase the Commitment. The initial Commitment is $317,000,000, until redetermined according to Section 5.03, 5.04 or 5.05 hereof. The Loan may from time to time be (i) Floating Base Borrowings, (ii) Eurodollar Borrowings or
(iii) CD Borrowings, as selected by Company and notified to Administrative Agent according to Section 2.02 hereof.

     An initial Advance in an amount equal to the unpaid principal balance and accrued interest due on the Indebtedness under the Prior Loan Agreement as of the Closing Date shall be made by Banks on the Closing Date to refinance the Indebtedness outstanding as of the Closing

Date under the Prior Loan Agreement. Within the limits of this Section 2.01, Company may borrow, prepay pursuant to Section 4.02 hereof and reborrow under this Section 2.01. Each Borrowing pursuant to this Section 2.01 shall be funded ratably by Banks in proportion to their respective Percentages. Each Advance made by a Bank hereunder is herein called an "Advance"; all Advances made by a Bank hereunder are herein collectively called a "Loan;" the aggregate unpaid principal balance of all Advances made by Banks hereunder are herein collectively called the "Loans;" and the combined Advances made by Banks on any given day are herein collectively called a "Borrowing."

          (b) Reduction of Commitment.  Company shall have the right, upon three
              -----------------------
(3) Business Days' prior written notice to Administrative Agent, to terminate or to permanently reduce the unborrowed portion of the Commitment, in whole or in part (provided any partial reduction shall be in the minimum amount of $10,000,000 or any integral multiple of $1,000,000), effective on the first day of any Quarterly Period hereafter. Each partial reduction of the Commitment shall ratably reduce each Bank's Commitment. There shall be no termination or permanent reduction to any borrowed portion of the Commitment unless such termination or reduction is accompanied by a mandatory prepayment on the Loan in an amount that will cause the Total Outstandings to not exceed the Commitment as reduced.

          (c) Commitment Fee.  In addition to the payments provided for in
              --------------
Article 4 hereof, Company shall pay to Administrative Agent for the account of each Bank, on the first day of each Quarterly Period, a revolving credit loan commitment fee at the following rates per annum on the average daily amount of such Bank's Commitment which was unused during the immediately preceding Quarterly Period.

          Borrowing Base Percentage          Commitment Fee
          -------------------------          --------------

          Less than or equal to 50%          one-fourth of one percent (1/4%)

          Greater than 50%                   three-eighths of one percent (3/8%)

If the Borrowing Base Percentage during any Quarterly Period should increase above 50% or decrease below 50% (or both), the Commitment Fee shall be prorated as to the number of days during the Quarterly Period that the Borrowing Base Percentage was above or below 50%, as the case may be. Company and Banks acknowledge and agree that the commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Banks for committing to make funds available to Company as described herein and for no other purpose. The commitment fees payable hereunder shall be calculated on the basis of the actual days elapsed in a year consisting of 360 days.

          (d) Use of Proceeds.  The proceeds of the Loan shall be used (i) on
              ---------------
the Closing Date to refinance the Indebtedness under the Prior Loan Agreement,
(ii) for the payment of capital expenditures, drilling costs and other expenses incurred by Company in the further development of the Mineral Properties, (iii) to purchase additional Mineral Properties and (iv) for working capital and general corporate purposes of Company and its Subsidiaries, but only to the extent that the use of proceeds for such purposes would be permitted under the terms of this Loan Agreement.

     2.02. Manner of Borrowing.
           -------------------

           (a) Request for Borrowing.  Each request by Company to Administrative
               ---------------------
Agent for a Borrowing under Section 2.01 hereof (a "Request for Borrowing") shall specify the aggregate amount of such requested Borrowing, the requested date of such Borrowing, and, when the request for Borrowing specifies a Eurodollar Borrowing or a CD Borrowing, the Interest Period which shall be applicable thereto. Company shall furnish to Administrative Agent the Request for Borrowing at least three (3) Eurodollar Business Days prior to the requested Eurodollar Borrowing date (which must be a Eurodollar Business Day) and at least two (2) Business Days prior to the requested borrowing date (which must be a Business Day) for a CD Borrowing. A Floating Base Borrowing may be made the same date on which a Request for Borrowing is received by Administrative Agent. Any such Request for Borrowing shall: (i) in the case of a Floating Base Borrowing, be in the form attached hereto as Exhibit "B", (ii) in the case of a CD Borrowing, be in the form attached hereto as Exhibit "C" and (iii) in the case of a Eurodollar Borrowing, be in the form attached hereto as Exhibit "D". Each Borrowing shall be in an aggregate principal amount of $5,000,000 or any integral multiple of $1,000,000. Any Request for Borrowing received by Administrative Agent after 12:00 noon (New York City time) on any Business Day shall be deemed to have been received on the next succeeding Business Day.

           Prior to making a Request for Borrowing, Company may (without specifying whether the anticipated Borrowing shall be a Floating Base Borrowing, CD Borrowing or Eurodollar Borrowing) request that Administrative Agent provide Company with the most recent CD Quoted Rate and InterBank Offered Rate available to Reference Banks. Administrative Agent shall provide such quoted rates to Company on the date of such request.

           Each Request for Borrowing shall be irrevocable and binding on Company and, in respect of the Borrowing specified in such Request for Borrowing, Company shall indemnify each Bank against any cost, loss or expense incurred by such Bank as a result of any failure to fulfill, on or before the date specified for such Borrowing, the conditions to such Borrowing set forth herein, including without limitation, any cost, loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

           After receiving a Request for Borrowing in the manner provided herein, Administrative Agent shall promptly notify each Bank by telephone (confirmed immediately by telex, telecopy or cable), telecopy, telex or cable of the amount of the Borrowing and such Bank's pro rata share of such Borrowing, the date on which the Borrowing is to be made, the interest option selected and, if applicable, the Interest Period selected.

          (b) Funding.  Each Bank shall, before 1:00 P.M. (New York City time)
              -------
on the date of such Borrowing specified in the notice received from Administrative Agent pursuant to Exhibit 2.02(a), deposit such Bank's ratable portion of such Borrowing in immediately available funds to an account maintained by Administrative Agent as designated by Administrative Agent. Upon fulfillment of all applicable conditions set forth herein and after receipt by the Administrative Agent of such funds, Administrative Agent shall pay or deliver such proceeds to or upon the order of Company at the principal office of Administrative Agent in immediately available funds. The failure of any Bank to make any Advance required to be made by it hereunder shall not relieve any other Bank of its obligation to make its Advance hereunder. If any Bank shall fail to provide its ratable portion of such funds and if all conditions to such Borrowing shall have apparently been satisfied, Administrative Agent will make available such funds as shall have been received by it from the other Banks, in accordance with this Section 2.02(b). Neither Administrative Agent nor any Bank shall be responsible for the performance by any other Bank of its obligations hereunder. In the event of any failure by a Bank to make an Advance required hereunder, the other Banks may (but shall not be required to) purchase (on a pro rata basis, according to their respective Percentages) such Bank's Note. Upon the failure of a Bank to make an Advance required to be made by it hereunder, Administrative Agent may, in its sole discretion, attempt to obtain one or more banks, acceptable to Banks, to replace such Bank, but neither Administrative Agent nor any other Bank shall have any liability or obligation whatsoever as a result of the failure to obtain a replacement for such Bank.

          Unless Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to Administrative Agent such Bank's ratable portion of such Borrowing, Administrative Agent may assume that such Bank has made such portion available to Administrative Agent on the date of such Borrowing in accordance with
Section 2.02(b) and Administrative Agent may, in reliance upon such assumption, make available to or on behalf of Company on such date a corresponding amount. If and to the extent such Bank shall not have so made such ratable portion available to Administrative Agent, such Bank and Company severally agree to repay to Administrative Agent forthwith on demand such corresponding amount together with interest at the Federal Funds Rate, for each day from the date such amount is made available to or on behalf of Company until the date such amount is repaid to Administrative Agent, at the rate per annum equal to the rate applicable to the Borrowing in question. If such Bank shall repay to Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Loan Agreement.

          (c) Selection of Interest Option.  Upon making a Request for Borrowing
              ----------------------------
under Section 2.02(a) hereof, Company shall advise Administrative Agent as to whether the Borrowing shall be (i) a Eurodollar Borrowing, in which case Company shall specify the applicable Interest Period therefor, (ii) a CD Borrowing, in which case Company shall specify the applicable Interest Period therefor, or
(iii) a Floating Base Borrowing. At least two (2) Business Days or Eurodollar Business Days, as the case may be, prior to the termination of each Interest Period with respect to a Eurodollar Borrowing or a CD Borrowing (whether such termination occurs before or after the Maturity Date) Company shall give Administrative Agent written notice (the "Rollover Notice") of the interest option which shall be applicable to such Borrowing upon the expiration of such Interest Period. If Company shall specify that such Borrowing shall be a Eurodollar Borrowing or a CD Borrowing, such Rollover Notice shall also specify the length of the succeeding Interest Period selected by Company with respect to such Advance. Each Rollover Notice shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Rollover Notice shall not have been timely received by Administrative Agent prior to the expiration of the then-relevant Interest Period, then Company shall be deemed to have elected to have such Borrowing be a Floating Base Borrowing. With respect to any Floating Base Borrowing, Company shall have the right, on any Business Day or Eurodollar Business Day as the case may be (a "Conversion Date") to convert such Floating Base Borrowing to a Eurodollar Borrowing or to a CD Borrowing, by giving Administrative Agent a Rollover Notice of such selection at least two (2) Business Days or Eurodollar Business Days, as the case may be, prior to such Conversion Date.

          Notwithstanding anything to the contrary contained herein, Company shall have no right to request a Eurodollar Borrowing or CD Borrowing if the interest rate applicable thereto under Section 2.03 hereof would exceed the Maximum Rate in effect on the first day of the Interest Period applicable to such Eurodollar Borrowing or CD Borrowing.

   2.03.  Interest Rate.
          -------------

          (a) Floating Base Advance.  The unpaid principal of each Floating Base
              ---------------------
Advance shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the sum of the Floating Base Rate in effect from day to day plus the Applicable Margin.

          (b) Eurodollar Advance.  The unpaid principal of each Eurodollar
              ------------------
Advance (inclusive of any rollover of or conversion to a Eurodollar Borrowing) shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of (i) the Maximum Rate or
(ii) the sum of the Adjusted InterBank Rate for the Interest Period in effect plus the Applicable Margin.

          (c) CD Advance.  The unpaid principal balance of each CD Advance
              ----------
(inclusive of any rollover of or conversion to a CD Borrowing) shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the sum of
(i) the FDIC Percentage in effect on such date plus (ii) the Adjusted CD Rate for Interest Period in effect plus (iii) the Applicable Margin.

   2.04.  Borrowing Base Increase Fee.  Company shall pay to Administrative
          ---------------------------
Agent, for the account of all Banks, an additional fee upon each subsequent increase to the Borrowing Base that is agreed to by Banks according to Section 2.01(a) and Article 5 hereof in an amount that is agreed to between Company and Banks as a condition precedent to the increase to the Borrowing Base by Banks.

   2.05   Maximum Number of Eurodollar Borrowings.  All Eurodollar Borrowings,
          ---------------------------------------
including rollovers of Eurodollar Borrowings and conversions to Eurodollar Borrowings, shall be made in such manner that, after giving effect thereto, there are no more than twelve (12) Interest Periods applicable to outstanding Eurodollar Borrowings in effect at any time; provided, however, that more than twelve (12) such Interest
                    --------  -------
Periods applicable to outstanding Eurodollar Borrowings may be permitted to be in effect with the prior approval of Administrative Agent.


                                   ARTICLE 3
                                   ---------

                                   GUARANTY
                                   --------

     3.01.     Guaranty.  The Loan shall be unconditionally guaranteed by CT
               --------
Operating and each of the Gas Marketing Subsidiaries pursuant to a form of Guaranty satisfactory to Majority Banks. CT Operating and each Gas Marketing Subsidiary will be required to make customary representations and warranties required by Majority Banks of guarantors.


                                   ARTICLE 4
                                   ---------

                            NOTES AND NOTE PAYMENTS
                            -----------------------

     4.01.     Notes.  The Advances made under Section 2.01(a) hereof by a Bank
               -----
shall be evidenced by the Revolving Promissory Notes executed by Company and delivered to each Bank pursuant to the terms of this Agreement (each a "Note" and collectively, the "Notes") which Notes shall (i) be dated the date hereof,
(ii) be in the amount of such Bank's Percentage of the Facility Amount, (iii) be payable to the order of such Bank at the office of Administrative Agent, (iv) bear interest in accordance with Section 2.03 hereof, and (v) be in the form of Exhibit "A" attached hereto with blanks appropriately completed in conformity herewith. Each Note shall mature on the Maturity Date, at which time all Obligations under such Note shall become immediately due and payable. Notwithstanding the principal amount of any Bank's Note as stated on the face thereof, (a) such Bank's Commitment shall never exceed its Percentage of the Commitment then in effect, and (b) the amount of principal actually owing on such Note at any given time shall be the aggregate of all Advances theretofore made to Company hereunder, less all payments of principal theretofore actually received hereunder, by such Bank. Each Bank is authorized, but is not required, to endorse on the schedule attached to its Note appropriate notations evidencing the date and amount of each Advance as well as the amount of each payment made by Company hereunder.

     4.02.     Prepayments.
               -----------

          (a) Optional Prepayments.  Company may, without premium or penalty,
              --------------------
upon one (1) Business Days' prior written notice to Administrative Agent, prepay the principal of the Notes then outstanding, in whole or in part, at any time or from time to time; provided, however, that (i) each prepayment of less than the full outstanding principal balance of any Note shall be in an amount equal to $1,000,000 or an integral multiple thereof, (ii) if Company shall prepay the principal of any Eurodollar Borrowing or CD Borrowing on any date other than the last day of the Interest Period applicable thereto, Company shall also pay to Administrative Agent, for the account of Banks, the amounts specified in Section 12.05 (with respect to a Eurodollar Borrowing or a CD Borrowing), and (iii) Company shall at all times maintain a sufficient portion of the Loans as a Floating Base Borrowing to allow Company to make regularly scheduled payments of principal without paying a CD Borrowing or Eurodollar Borrowing prior to the end of the applicable Interest Period. Upon receipt of such notice of intention to prepay, Administrative Agent shall promptly notify each Bank of the receipt of such notice and of the date and amount of the proposed prepayment.

          (b) Mandatory Prepayments.  Company shall make mandatory prepayments
              ---------------------
of the Notes, as appropriate, as required under Sections 8.13 and Section 9.07.

          (c) General Prepayment Provisions.  Any prepayment of a Note hereunder
              -----------------------------
shall be (i) made together with interest accrued (through the date of such prepayment) on the principal amount prepaid, and (ii) applied first to accrued interest and then to principal.

   4.03.  Payment of Interest on the Notes.
          --------------------------------

          (a) Notes.  Interest on the unpaid principal amount of each Floating
              -----
Base Advance under the Notes shall be payable quarterly as it accrues on the last Business Day of each Quarterly Period, commencing June 30, 1997, and at the Maturity Date. Interest on the unpaid principal amount of each Eurodollar Advance and CD Advance under the Notes shall be payable on the last day of each Interest Period applicable to such Advance or, if such Interest Period is longer than three months for any Eurodollar Advance, at intervals of three months after the first day thereof, or if such Interest Period is longer than 90 days for any CD Advance, at intervals of 90 days after the first day thereof.

          (b) Recapture Rate.  If, on any interest payment date, Administrative
              --------------
Agent does not receive (for the account of any Bank) interest on such Bank's Note computed (as if no Maximum Rate limitations were applicable) at the applicable contract rate described herein, because the applicable contract rate exceeds or has exceeded the Maximum Rate, then Company shall, upon the written demand of Administrative Agent or such Bank, pay to such Bank, in addition to interest otherwise required hereunder, on each interest payment date thereafter, the Excess Interest Amount (hereinafter defined) calculated as of such later interest payment date; provided, however, that in no event shall Company be required to pay, for any appropriate computation period, interest at a rate exceeding the Maximum Rate effective during such period. The term "Excess Interest Amount" shall mean, on any date, with respect to the Note of any Bank, the amount by which (a) the amount of all interest which would have accrued prior to such date on the principal of such Note (had the applicable contract rate(s) described herein at all times been in effect, without limitation by the Maximum Rate) exceeds (b) the aggregate amount of interest actually paid to such
              -------
Bank on such Note on or prior to such date.

   4.04.  Calculation of Interest Rates.  Interest on the unpaid principal
          -----------------------------
of each CD Borrowing and Eurodollar Borrowing shall be calculated on the basis of the actual days elapsed in a year consisting of 360 days. Interest on the unpaid principal of each Floating Base

Borrowing shall be calculated on the basis of the actual days elapsed in a year consisting of 365 or 366 days, as appropriate.

     4.05.     Manner and Application of Payments.  All payments of principal
               ----------------------------------
of, and interest on, any Note to or for the account of any Bank shall be made by Company to Administrative Agent before 2:00 p.m. (New York City time), in Federal or other immediately available funds at Administrative Agent's principal banking office in New York City. Should the principal of, or any installment of the principal or interest on, any Note, or any commitment fee, become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Each payment received by Administrative Agent hereunder for the account of a Bank shall be promptly distributed by Administrative Agent to such Bank. All payments made on any Note shall be credited, to the extent to the amount thereof, in the following manner:
(i) first to fees, costs and expenses which Company has agreed to pay under the Loan Papers for which Company has received an invoice no later than five (5) days prior to such payment, (ii) second, against the amount of interest accrued and unpaid on such Note as of the date of such payment; (iii) third, against all principal (if any) due and owing on such Note as of the date of such payment;
(iv) fourth, as a prepayment of outstanding Floating Base Advances under such Note; (v) fifth, as a prepayment of outstanding Eurodollar Advances and CD Advances under such Note; and (vi) sixth, as a prepayment of any remaining Obligation. Subject to the foregoing, payments and prepayments of principal of the Notes shall be applied to such outstanding Floating Base Borrowings, Eurodollar Borrowings and CD Borrowings under such Notes as Company shall select; provided, however, that Company shall select Floating Base Borrowings, Eurodollar Borrowings and CD Borrowings to be repaid in a manner designated to minimize the Consequential Loss, if any, resulting from such payments; and provided further that, if Company shall fail to select the Floating Base Borrowings, Eurodollar Borrowings and CD Borrowings to which such payments are to be applied, or if an Event of Default has occurred and is continuing at the time of such payment, then Administrative Agent shall be entitled to apply the payment to such Floating Base Borrowings, Eurodollar Borrowings and CD Borrowings in the manner it shall deem appropriate.

     4.06.     Pro Rata Treatment.  Each payment received by Administrative
               ------------------
Agent hereunder for account of Banks or any of them on the Notes shall be distributed to each Bank entitled to share in such payment, pro rata in
                                                            --- ----
proportion to the then-unpaid principal balance of the Note of each Bank.
Unless Administrative Agent shall have received notice from Company prior to the date on which any payment is due to Banks hereunder that Company will not make such payment in full, Administrative Agent may assume that Company has made such payment in full to Administrative Agent on such date and Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Company shall not have so made such payment in full to Administrative Agent, each Bank shall repay to Administrative Agent forthwith on demand such amount distributed to such Bank together with interest at the Federal Funds Rate, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Administrative Agent, at the rate applicable to such portion of the Loan on its due date.

     4.07.     Lending Office.  Each Bank may (a) designate its principal office
               --------------
or a foreign branch, subsidiary or affiliate of such Bank as its lending office (and the office to whose accounts payments are to be credited) for any Eurodollar Advance, (b) designate its principal office or a domestic branch, subsidiary or affiliate as its lending office (and the office to whose accounts payments are to be credited) for any CD Advance or Floating Base Advance and (c) change its lending offices from time to time by notice to Administrative Agent and Company. In such event, such Bank shall continue to hold the Note evidencing its loans for the benefit and account of such foreign branch, subsidiary or affiliate. Each Bank shall be entitled to fund all or any portion of its Loan in any manner that it deems appropriate, but for the purposes of this Agreement such Bank shall, regardless of such Bank's actual means of funding, be deemed to have funded its Loan in accordance with the interest option from time to time selected by Company for such Borrowing.

     4.08.     Taxes.
               -----

          (a) Any and all payments by Company hereunder or under the Notes shall be made, in accordance with Section 4.05, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (hereinafter referred to as "Taxes"), excluding, in the case of each Bank and Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it by the jurisdiction of such Bank's lending office or any political subdivision thereof. If Company shall be required by law to deduct any taxes (i.e., such taxes, liens, imposts,
                                     ----
deductions, charges, withholdings and liabilities for which Company is responsible under the preceding sentence) from or in respect of any sum payable hereunder or under any Note to any Bank or Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.08) such Bank or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) Company shall make such deductions and (iii) Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Loan Papers or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the other Loan Papers (hereinafter referred to as "Other Taxes").

          (c) Company will indemnify each Bank and Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 4.08) paid by such Bank or Administrative Agent (as the case may be) or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or Administrative Agent (as the case may be) makes written demand therefor, which demand shall contain an invoice itemizing the Taxes, Other Taxes or related liability which is subject to Company's indemnification according to this Section 4.08.

          (d) Within 30 days after the date of any payment of Taxes, Company will furnish to Administrative Agent, at its address referred to in
Section 13.05, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement of Company hereunder, the agreements and obligations of Company contained in this
Section 4.08 shall survive the payment in full of principal and interest hereunder and under the other Loan Papers for the applicable period of limitations respecting any Taxes, Other Taxes or related liability of Company under this Section 4.08.

          (f) Each Bank agrees to use good faith efforts to carry out its obligations under this Loan Agreement in such a way as to reduce the amount of Taxes attributable to the Loan, including the use of a different lending office, as long as in the good faith opinion of such Bank such actions would not adversely affect it.

     4.09.     Sharing of Payments, etc.  If any Bank shall obtain any payment
               -------------------------
(whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it in excess of its ratable share of payments on account of the Advances obtained by all Banks, such Bank shall forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, provided, however, that if
                                                    --------  -------
all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment, to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount recovered. Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 4.09 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of Company in the amount of such participation. The foregoing provisions shall also apply to any payments received by any Bank from a Gas Marketing Subsidiary respecting a payment under the Guaranty of such Gas Marketing Subsidiary.

                                   ARTICLE 5
                                   ---------

                                BORROWING BASE
                                --------------


     5.01.     Borrowing Base Tests.
               --------------------

          (a) Borrowing Base Tests.  The Borrowing Base shall be determined,
              --------------------
redetermined and adjusted from time to time pursuant to this Article 5. Upon each determination and redetermination of the Borrowing Base pursuant to this Loan Agreement, the Borrowing Base shall be the lesser of (i) the PV Borrowing Base Test set forth in subsection 5.01(a)(i) below, (ii) the Adjusted PV Borrowing Base Test set forth in subsection 5.01(a)(ii) below or (iii) the Cash Flow Borrowing Base Test set forth in subsection 5.01(a)(iii) below.

          (i) The PV Borrowing Base.  The PV Borrowing Base shall be based upon
              ---------------------
economic variables which evaluate the discounted present value of future net income accruing to the Borrowing Base Assets as established by the Reserve Reports delivered from time to time hereunder (herein called the "Present Value of Borrowing Base Reserves") and the Gas Subsidiaries' Loan Value as determined from time to time. The PV Borrowing Base Test shall equal the sum of (a) fifty percent (50%) of the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets; provided, however, that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves, and (b) the loan value assigned to the operations of the Gas Marketing Subsidiaries as determined according to Section 5.07 herein (such loan value is herein called the "Gas Subsidiaries' Loan Value"). The term "Borrowing Base Assets" shall mean only such Mineral Properties (i) to which Company has good and indefeasible title and
(ii) which are not subject to any liens, encumbrances or charges, except for Permitted Liens for or against which Indebtedness is not due and payable.

          (ii) The Adjusted PV Borrowing Base Test.  The Adjusted PV Borrowing
               -----------------------------------
Base Test shall equal the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.35,
                    ----                                  ----------
less (ii) the unpaid principal balance of the Subordinated Indebtedness then
----
outstanding.

     (iii)  The Cash Flow Borrowing Base Test.  The Cash Flow Borrowing Base
            ---------------------------------
Test shall establish a Borrowing Base amount that, based on Company's Cash Flow, will (i) cause the Borrowing Base to be fully amortized over a period of years selected by Company and approved by Majority Banks (or selected by Majority Banks in their sole discretion if Majority Banks do not agree with Company's proposed amortization period), with such amortization to be accomplished through assumed quarterly principal payments on the amortizing Borrowing Base at the end of each Quarterly Period of such amortization period and (ii) cause (a) Company to maintain a Cash Flow for each of the current year and next succeeding year of the assumed amortization period (or partial current annual period in the case of a special determination of the Borrowing Base under Section 5.04, with the current year commencing on January 1 of the year in which the certificate described in
Section 5.06(a) is delivered) that is 1.25 times greater than the cumulative payments of principal which are necessary to make the required amortization of the Borrowing Base during each of such years, and (b) Company to maintain a
                                              ---
Cash Flow for each annual period of the assumed amortization period thereafter that is 1.00 times greater than the cumulative payments of principal which are necessary to make the required amortization of the Borrowing Base during each of such years. (The amortization of the Borrowing Base that is required to establish the Cash Flow Borrowing Base Test is herein called the "Assumed Amortization Schedule.") Although the Assumed Amortization Schedule may establish a Borrowing Base that may not be fully amortized until after the Maturity Date, nothing contained herein shall be construed to extend the Maturity Date.

     The Borrowing Base Tests and all components thereof shall be based upon the information contained in the most recent Reserve Report and Gas Report delivered by Company to Banks pursuant to Sections 5.03 and 5.04, together with any other information reasonably requested by either Agent or Majority Banks, and shall be determined in the manner and according to the procedures set forth in this
Article 5; provided further, that the components used to establish the Borrowing Base Tests shall be subject to adjustment as determined by Majority Banks if Majority Banks determine that there has been a material change in the Reserve Base or Production Profile of the Proved Reserves attributable to the Mineral Properties (such adjustment to the components used to establish the Borrowing Base Tests to be effective upon written notice thereof from Agents to Company).

     Any Borrowing Base which becomes effective as a result of any redetermination of the Borrowing Base according to this Article 5 shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 5.03 or 5.04 (as applicable), (b) such Borrowing Base shall not exceed the Commitment then in effect, (c) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such redetermination, shall be approved by all Banks, and (d) to the extent such Borrowing Base represents a decrease or reaffirmation of the prior Borrowing Base, shall be approved by Majority Banks.

     5.02.     Initial Borrowing Base.  The initial Borrowing Base shall be
               ----------------------
$317,000,000, until redetermined according to Section 5.03, 5.04, or 5.05.

     5.03.     Subsequent Determination of Borrowing Base.  The Borrowing Base
               ------------------------------------------
shall be determined annually as of each Determination Date of each year during the Loan commencing June 30, 1998. Company shall deliver to Banks on or before April 15 of each year, commencing April 15, 1998:

          (a) a report (the "Reserve Report") prepared as of December 31 of the immediately preceding year by Miller and Lents or such other firm or firms of independent petroleum engineers acceptable to Agents, in accordance with customary standards and procedures of the petroleum industry, which report shall evaluate the Proved Reserves attributable to the Mineral Properties as Company desires to be considered for Borrowing Base purposes (such evaluation shall include, without limitation, a description of Proved Reserves, rates of production, gross revenues, operating expenses, windfall profit taxes, ad valorem taxes, capital costs, net revenues and present value of future net revenues attributable to such reserves and production therefrom, and a statement of the assumptions upon which such determinations were made), and each Reserve Report shall utilize in its evaluation of the Proved Reserves attributable to the Mineral Properties the economic variables agreed to by Company and Agents and approved by Majority Banks (or designated by Majority Banks if Company and Majority Banks are unable to agree to such variables) pursuant to Section 5.07 hereof;

          (b) a report (the "Gas Report"), prepared by Company as of December 31 of the immediately preceding year and certified by the chief financial officer of Company as being true and correct, setting forth in reasonable detail the results of the operations of the Gas Marketing Subsidiaries for the preceding year, including income and expenses attributable to each of the Gas Marketing Subsidiaries during such period, and a projection of cash flow setting forth for each of the Gas Marketing Subsidiaries the projected (a) net earnings (before income taxes) of such Gas Marketing Subsidiary for the current fiscal year and each succeeding fiscal year during the remaining term of the Loan, as determined in accordance with Generally Accepted Accounting Principles plus (b) any non-cash changes, such as depreciation, depletion and amortization, which were subtracted from gross earnings in determining projected net earnings for purposes of clause (a) above, and each such Gas Report shall utilize in its economic projections the economic variables, assumptions, computations and other parameters agreed to by Company and Agents and approved by Majority Banks (or designated by Majority Banks if Company and Majority Banks are unable to agree to such variables, assumptions, computations and other parameters) for the purpose of establishing the Gas Subsidiaries' Loan Value pursuant to Section
5.07 hereof;

          (c) a certificate signed by the chief financial officer of Company, which sets forth Company's proposed Assumed Amortization Schedule and projects
(i) Company's Cash Flow for each annual period until the Borrowing Base has been fully amortized according to the Assumed Amortization Schedule, with each such annual period commencing January 1 of each applicable year and ending on December 31 of such year, and with Cash Flow being based upon the most recent Reserve Report and Gas Report submitted to Banks pursuant to Section 5.03 and the financial information delivered to Banks according to Section 9.01 hereof,
(ii) the cumulative projected payments of interest on the Loan during each such annual period, with such projected interest payments to be determined on the basis of the Projected Interest Rate during such annual periods and (iii) the projected cumulative payments of principal which are necessary to make the amortization of the Borrowing Base according to the Assumed Amortization Schedule during the current and each succeeding annual periods during the term of the proposed Assumed Amortization Schedule, with each such annual period commencing January 1 of each applicable year and ending on December 31 of such year, such certificate to include all computations and derivations relating to the Assumed Amortization Schedule and the projections specified in subclauses (i) through (iii) above in reasonable detail (the projections set forth in subclauses (i) through (iii) above are herein called the "Cash Flow Projections");

          (d) if requested by either Agent, (a) title opinions or other title information, satisfactory to such Agent to evidence that Company holds indefeasible title to those additional Mineral Properties to be included in the Borrowing Base, and/or (b) any Hedge Agreements then in force and effect, and/or
(c) such specific agreements and contracts which evidence the right of the Gas Marketing Subsidiaries to receive any projected revenues or cash flow set forth in the Gas Report; and

          (e) a certificate (the "Borrowing Base Certificate"), signed by the chief financial officer of Company which sets forth Company's determination of the Borrowing Base Tests and resulting Borrowing Base and components thereof as set forth in Section 5.01 hereof, such certificate to include all computations and derivations relating to Company's proposed Borrowing Base Tests and resulting Borrowing Base, and components thereof in reasonable detail, all of which shall be based upon the Reserve Report delivered pursuant to subclause
(a) above, the Gas Report delivered pursuant to subclause (b) above, and the Assumed Amortization Schedule and Cash Flow Projections delivered pursuant to clause (c) above.

     Within forty-five (45) days after their receipt of such information, Agents shall give Company and Banks written notice of whether Majority Banks approve of the proposed Borrowing Base as established by the Borrowing Base Tests set forth in Company's Borrowing Base Certificate, or, alternatively, whether Majority Banks disapprove of the proposed Borrowing Base as established by the Borrowing Base Tests set forth in Company's Borrowing Base Certificate, including, without limitation, Majority Banks disapproval of the Assumed Amortization Schedule and the Cash Flow Projections set forth in such certificate. If, for any reason, Majority Banks disapprove of the Borrowing Base proposed by Company according to its determination of the Borrowing Base Tests, then Company and Agents shall consult with one another to determine the Borrowing Base Tests and the resulting Borrowing Base which will be approved by Majority Banks. Majority Banks shall determine, in their sole discretion, the Borrowing Base Tests and the resulting Borrowing Base if the Reserve Report, Gas Report, Assumed Amortization Schedule, Cash Flow Projections and Borrowing Base Certificate required to be delivered to Banks pursuant to this Section 5.03 are not delivered to Banks on or before April 15 of the applicable year or if Majority Banks and Company are not able to agree upon the Borrowing Base should Majority Banks disapprove of the Borrowing Base Tests and resulting Borrowing Base proposed by Company. The Borrowing Base (and the resulting Commitment of Banks) established pursuant to this Section
5.03 shall be effective as of the ensuing Determination Date and shall remain in effect until it is subsequently redetermined pursuant to this Section 5.03 or
Section 5.04 or is adjusted pursuant to Section 5.05; provided, however, if the
                                                      --------  -------
Borrowing Base as redetermined represents a decrease in the Borrowing Base then in effect, the Bank's Commitment shall decrease to the amount of the redetermined Borrowing Base effective as of the date that Agents provide Company with written notice of the redetermined Borrowing Base.

     5.04.     Special Determination of Borrowing Base.  In addition to the
               ---------------------------------------
determinations of the Borrowing Base required pursuant to Section 5.03 hereof, special determinations thereof may be made for any reason not more than once during any twelve month period during the Loan at the option of (i) Company,
(ii) either Agent or (iii) Majority Banks. In order to request a special determination of the Borrowing Base, the Person requesting such determination shall provide Agents and Company with a written request of such determination. Prior to any special determination of the Borrowing Base, Company shall submit to Banks:

          (a) a current Reserve Report prepared by Miller and Lents or such other firm of independent petroleum engineers acceptable to Majority Banks, prepared in accordance with customary standards and procedures of the petroleum industry, which report shall (A) evaluate the Mineral Properties subject to such redetermination (in the same manner as provided in Section 5.03) and (B) be dated within sixty (60) days of such requested redetermination;

          (b) a current Gas Report prepared by Company and certified by the chief financial officer of Company, which report shall be dated within sixty
(60) days of the requested redetermination;

          (c) an Assumed Amortization Schedule and Cash Flow Projections certified by the chief financial officer of Company, based upon the Reserve Report and Gas Report delivered under subclauses (a) and (b) above;

          (d) if requested by either Agent, (a) title opinions or other title information, acceptable to such Agent to evidence that Company holds indefeasible title to those Mineral Properties which are to be considered within the Borrowing Base, and/or (b) any Hedge Agreements then in force and effect, and/or (c) such specific agreements and contracts which evidence the right of the Gas Marketing Subsidiaries to receive any projected revenues or cash flow set forth in the Gas Report; and

          (e) a Borrowing Base Certificate, signed by the chief financial officer of Company, which sets forth Company's determination of the Borrowing Base Tests and the resulting Borrowing Base and components thereof as set forth in Section 5.01 hereof, such certificate to include all computations and derivations relating to Company's proposed Borrowing Base Tests and resulting Borrowing Base and components thereof in reasonable detail, all of which shall be based upon the Reserve Report delivered pursuant to subclause (a) above, the Gas Report delivered pursuant to subclause (b) above, and the Assumed Amortization Schedule and Cash Flow Projections delivered pursuant to subclause
(c) above.

     Within forty-five (45) days after their receipt of such information, Agents shall give Company and Banks written notice of whether Majority Banks approve of the proposed Borrowing Base Tests and the resulting Borrowing Base set forth in Company's Borrowing Base Certificate, or, alternatively, whether Majority Banks disapprove of the proposed Borrowing Base Tests and the resulting Borrowing Base set forth in Company's Borrowing Base Certificate including, without limitation, Majority Banks disapproval of Company's Assumed Amortization

Schedule or Cash Flow Projections. If, for any reason, Majority Banks disapprove of the Borrowing Base Tests and the resulting Borrowing Base proposed by Company, then Company and Agents shall consult with one another to determine the Borrowing Base which will be approved by Majority Banks. If a Borrowing Base Deficiency shall exist upon any redetermination of the Borrowing Base under this
Section 5.04 and such Borrowing Base Deficiency is not cured by the next succeeding Borrowing Base determined pursuant to Section 5.03 hereof, then there shall be a mandatory redetermination of the Borrowing Base as of the anniversary date of the effective date of such Borrowing Base Deficiency. Such mandatory redetermination shall be in addition to any special redetermination of the Borrowing Base which may be made pursuant to this Section 5.04. (Also, as set forth in Section 6.21, Section 6.22 and Section 9.19, a redetermination of the Borrowing Base may be made according to such Sections, which redeterminations shall be in addition to any other redetermination which may be made pursuant to this Section 5.04.) Majority Banks shall determine, in their sole discretion, the Borrowing Base Tests and resulting Borrowing Base if the Reserve Report, Gas Report, Assumed Amortization Schedule and Cash Flow Projections and certificate required to be delivered to Banks pursuant to this Section 5.04 are not delivered to Banks within 60 days after request for a special determination or Company and Majority Banks are unable to agree to the Borrowing Base Tests and resulting Borrowing Base should Majority Banks disapprove of the Borrowing Base Tests and resulting Borrowing Base proposed by Company. The effective date of the Borrowing Base determined under this Section 5.04 shall be the first Business Day of the calendar month succeeding the month that Majority Banks approve the Borrowing Base as redetermined under this Section 5.04.

     5.05.     Interim Sales of Mineral Properties.  After a Borrowing Base has
               -----------------------------------
been determined, upon the sale by Company of any Mineral Property (other than the sale of hydrocarbons after severance in the ordinary course of business), the Borrowing Base shall be reduced, effective on the date of consummation of such sale, by an amount which Company certifies to Banks is the Borrowing Base value last assigned to such Mineral Property according to the most recent Reserve Report and Borrowing Base Certificate delivered to Banks; provided, however, that if Majority Banks, for any reason, disapprove of the proposed Borrowing Base value certified by Company, then Majority Banks shall determine the Borrowing Base value last assigned to such Mineral Property according to the most recent Reserve Report and Borrowing Base Certificate delivered to Banks; provided, further, that no such reduction to the Borrowing Base shall be required with respect to aggregate net sales proceeds of up to $5,000,000 during any calendar year during the term of the Loan, and provided further, that all such sales shall be subject to the provisions of Section 9.07. Company and Banks agree that upon consummation of the Approved Property Sale by Company, the Borrowing Base then in effect shall be reduced by $5,000,000. Company agrees to provide Agents prompt written notice of the consummation of the Approved Property Sale.

     5.06.     Borrowing Base Deficiency.
               -------------------------

          (a) Borrowing Base Deficiency.  If after determination of the
              -------------------------
Borrowing Base under Section 5.03 hereof, or after a special determination of the Borrowing Base under Section 5.04 hereof, the Borrowing Base is less than the Total Outstandings as of the effective date of such Borrowing Base (the amount by which the Borrowing Base is less than the Total Outstandings is herein called a "Borrowing Base Deficiency"), then Majority Banks may cause Company to commence paying to Administrative Agent, for the account of all Banks, a quarterly principal installment (each a "Scheduled Installment") on the Notes and Loan to be paid on the last Business Day of each successive Quarterly Period (commencing on the last Business Day of the Quarterly Period during which Company provides to Banks the Borrowing Base Deficiency Certificate or Agents provide Company with written notice of the Borrowing Base Deficiency, whichever is the first to occur), each such quarterly Scheduled Installment to be that percentage of Net Revenue for the Quarterly Period (the "Reference Period") preceding the Quarterly Period in which such installment is due that Company certifies to Banks will cause the projected Borrowing Base (such projection being set forth in the Borrowing Base Deficiency Certificate which Company provide to Banks, as described below) to exceed the projected Total Outstandings (such projection being set forth in the Borrowing Base Deficiency Certificate which Company provide to Banks, as described below) as of the first anniversary date of the effective date of the Borrowing Base Deficiency. That percentage of Net Revenue which shall be applied to principal payments hereunder shall be referred to as the "Base Dedicated Percentage." Company's certificate (herein called a "Borrowing Base Deficiency Certificate") setting forth such Base Dedicated Percentage of Net Revenue shall be delivered to Banks within ten (10) days following (i) Company's receipt from Agents of written notice of the existence of such Borrowing Base Deficiency or (ii) Company's delivery to Banks of a Borrowing Base Certificate that reflects the existence of a Cash Flow Deficiency upon redetermination of the Borrowing Base set forth in such certificate, whichever is the first to occur. The Borrowing Base Deficiency Certificate shall include all computations and derivations relating to the proposed Base Dedicated Percentage of Net Revenue in reasonable detail, and such certificate shall further state (i) the Borrowing Base then in effect, (ii) the Total Outstandings, (iii) the Borrowing Base Deficiency, and
(iv) the projected Borrowing Base and projected Total Outstandings as of the first anniversary date of the Borrowing Base Deficiency. Regardless of the foregoing provisions of this Section 5.06(a), Majority Banks shall jointly determine at their discretion the Base Dedicated Percentage if Majority Banks, based on all information reasonably available to them, disagree with Company's Borrowing Base Deficiency Certificate as to the Base Dedicated Percentage of Net Revenue to be in effect or if Company fails to provide the Borrowing Base Deficiency Certificate. The effective date of any Borrowing Base Deficiency shall be the effective date of the Borrowing Base to which causes the Borrowing Base Deficiency to exist.

     If a quarterly Scheduled Installment shall become payable on the basis of a Base Dedicated Percentage of Net Revenue pursuant to this Section 5.06(a) hereof, then, together with the payment of such Scheduled Installment, Company shall deliver to Agents a certificate, in the form of Exhibit "E" attached hereto, setting forth the revenues, expenses and computation of Net Revenue for the Reference Period to which such Scheduled Installment relates and calculating the amount of the Scheduled Installment due in accordance with this Section 5.06(a). Company's calculation of Net Revenue and other calculations on the certificate shall be subject to review by Banks, and if Majority Banks determine that any portion of such certificate is materially incorrect, the calculation of Net Revenue and applicable Scheduled Installment shall be subject to adjustment by Majority Banks. In the event such an adjustment results in the underpayment by Company of the amount of Scheduled Installment due, then Company shall pay to

Administrative Agent, for the account of Banks, the amount of such underpayment within five (5) Business Days following Company's receipt of notice from Administrative Agent of such underpayment. Further, upon such adjustment all reasonable third party or out-of-pocket costs incurred by Banks in reviewing the certificate and adjusting the Net Revenue and Scheduled Installment shall be borne by Company.

          (b) Supplemental Borrowing Base Deficiency Determination.  Within
              ----------------------------------------------------
three (3) Business Days prior to the Business Day that is 180 days following the effective date of the Borrowing Base Deficiency, Company shall submit to Banks a certificate (herein called "Supplemental Borrowing Base Deficiency Certificate"), signed by the chief financial officer of Company, which sets forth the projected Borrowing Base Deficiency as of (i) 180 days following the effective date of the Borrowing Base Deficiency and (ii) the anniversary date of the effective date of the Borrowing Base Deficiency, such Borrowing Base Deficiency Certificate to include all compilations and derivations relating to such projections so made by Company. If the Supplemental Borrowing Base Deficiency Certificate (or Majority Banks' projections if Majority Banks should disagree with the Supplemental Borrowing Base Deficiency Certificate or if Company fails to provide such certificate) indicates that the Borrowing Base Deficiency will not be reduced by sixty percent (60%) or more within 180 days following the effective date of the Borrowing Base Deficiency, then the Base Dedicated Percentage shall be automatically adjusted to one hundred percent (100%) of Net Revenue (less (i) accrued interest due on the Notes during the applicable Quarterly Period and (ii) Company's actual overhead and general and administrative expenses (to the extent not already deducted in the determination of Net Revenue) for the applicable Quarterly Period, which overhead and general and administrative expenses shall not be materially greater than the overhead and administrative expenses of Company as reflected in the most recent financial statements of Company delivered to Banks hereunder) for so long as the Borrowing Base Deficiency shall exist.

          (c) Events of Default.  Upon the occurrence of a Borrowing Base
              -----------------
Deficiency, an Event of Default shall occur if:

          (i) the Borrowing Base Deficiency Certificate provided by Company to Banks (or the determination made by Majority Banks if Majority Banks disagree with Company's Borrowing Base Deficiency Certificate or if the Company fails to provide such certificate) indicates that quarterly Scheduled Installments of one hundred percent (100%) of Net Revenue is not sufficient to cause the projected Borrowing Base to exceed the projected Total Outstandings as of the first anniversary date of the effective date of the Borrowing Base Deficiency unless
                                                                        ------
no later than three (3) Business Days prior to the next ensuing date that a scheduled installment of interest is due on the Subordinated Indebtedness following the effective date of the Borrowing Base Deficiency Company makes a principal payment on the Notes in an amount that Agents agree will cause the projected Borrowing Base to exceed the Total Outstandings as of the date that such principal payment is made. The notice from Agents to Company of the existence of a Borrowing Base Deficiency shall state (in addition to the other matters set forth above) the amount of the principal payment required to be made by Company to prevent the occurrence of such Event of Default should the provisions of this subclause (i) be applicable; or

          (ii) the Borrowing Base Deficiency is not reduced by sixty percent (60%) or more within 180 days following the effective date of the Borrowing Base Deficiency unless no later than 180 days following the effective date of the
           ------
Borrowing Base Deficiency Company makes a principal payment on the Notes in an amount that Agents agree will cause the Borrowing Base Deficiency to be reduced by sixty percent (60%) as of the date that such principal payment is made; or

          (iii) the Supplemental Borrowing Base Deficiency Certificate provided by Company to Banks (or the determination made Majority Banks if Majority Banks disagree with Company's Supplemental Borrowing Base Deficiency Certificate or if Company fails to provide such certificate) indicates that quarterly Scheduled Installments of one hundred percent (100%) of Net Revenue is not sufficient to cause the projected Borrowing Base to exceed the projected Total Outstandings as of the first anniversary date of the effective date of the Borrowing Base Deficiency unless no later than three (3) Business Days prior to the next
           ------
ensuing date that a scheduled installment of interest is due on the Subordinated Indebtedness following 180 days after the effective date of the Borrowing Base Deficiency Company makes a principal payment on the Notes in an amount that Agents agree will cause the projected Borrowing Base to exceed the projected Total Outstandings as of the date that such principal payment is made. In the event the provisions of this subclause (iii) are applicable, Agents shall provide notice to Company of the amount of principal payment required to be made by Company to prevent the occurrence of an Event of Default under this subclause
(iii); or

          (iv) the Borrowing Base does not exceed the Total Outstandings as of the anniversary date of the effective date of the Borrowing Base Deficiency.

     5.07.     Reserve Report and Gas Report Matters.  Each Reserve Report and
               -------------------------------------
Gas Report required to be delivered by Company to Banks pursuant to Sections
5.03 and 5.04 shall utilize in its calculation of the Proved Reserves attributable to the Mineral Properties the economic variables (including, without limitation, the prevailing price for oil, gas and other hydrocarbons produced from the Mineral Properties and the projected adjustments of such prices) and economic variables, assumptions, computations and other parameters respecting the projection of the Gas Subsidiaries' Loan Value and the Cash Flow attributable to the operations of the Gas Marketing Subsidiaries agreed to by Company and Agents and approved by Majority Banks, or if Company and Agent's cannot agree to or Majority Banks do not approve of such economic variables and Gas Report parameters by the dates specified below, then such economic variables and Gas Report parameters shall be designated by Majority Banks, based upon Majority Banks' determination of the economic variables and parameters then being utilized by Majority Banks to evaluate Proved Reserves attributable to oil and gas properties and gas gathering, processing, and marketing operations for lending transactions similar to the Loan. As to the Reserve Report and Gas Report required under Section 5.03, Company shall provide Agents its proposed economic variables for the Reserve Report and Gas Report parameters on or before February 10 of the year in which such Reserve Report and Gas Report are to be delivered If Agents agree with such proposed economic variables and parameters, Agents shall provide such proposed economic variables and parameters to Banks. If Agents do not agree with such proposed economic variables and parameters, Agents shall consult with Company in an effort to agree to the proposed economic variables and parameters, and upon such agreement, Agents shall provide such proposed economic variables and parameters to Banks (provided, however, if Agents and Company cannot agree to such proposed economic variables and parameters, such proposed economic variables and parameters shall be determined by Majority Banks as set forth herein). If Majority Banks do not provide written notice to Agents disapproving such proposed economic variables and parameters by March 1, such economic variables and parameters shall be utilized in the Reserve Report and Gas Report. If Majority Banks provide written notice to Agents before March 1 disapproving such economic variables and parameters, Company and Majority Banks shall attempt to agree to such economic variables and parameters by March 1, but if Company and Majority Banks cannot agree on such economic variables and parameters, such economic variables and parameters shall be determined by Majority Banks as provided above. As to the Reserve Report and Gas Report required under Section 5.04, Company and Majority Banks shall agree to such economic variables and Gas Report parameters within ten (10) Business Days following the delivery to Company of the notice of the special determination of the Borrowing Base under
Section 5.04. In any event, however, if the ultimate price received by Company for the sale of any oil, gas or other hydrocarbons produced from the Mineral Properties is established or determined by or subject to a Hedge Agreement, then the price for such oil, gas or other hydrocarbons for the purpose of computing Cash Flow shall be that price established or determined by the production of oil, gas or other hydrocarbons that is subject to such Hedge Agreement.

                                   ARTICLE 6
                                   ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     To induce Banks to make the Loan hereunder, Company represents and warrants to Banks that:

     6.01.     Organization and Good Standing.  Company, CT Operating and each
               ------------------------------
Gas Marketing Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority required to own its properties and assets, and to transact the business in which it is engaged and that which it proposes to conduct. Company, CT Operating and each Gas Marketing Subsidiary is qualified or licensed to do business in those states wherein it owns or leases property or in which the conduct of its business requires it so to qualify.

     6.02.     Authorization and Power.  Company has the corporate power and
               -----------------------
requisite authority to execute, deliver and perform this Loan Agreement, the Notes and the other Loan Papers to be executed by Company; Company is duly authorized to, and has taken all corporate action necessary to authorize Company to, execute, deliver and perform this Loan Agreement, the Notes and such other Loan Papers and will continue to be duly authorized to perform this Loan Agreement, the Notes and such other Loan Papers. CT Operating and each Gas Marketing

Subsidiary has the corporate power and requisite authority to execute, deliver and perform the Guaranty and the other Loan Papers to be executed by CT Operating and each Gas Marketing Subsidiary; CT Operating and each Gas Marketing Subsidiary is duly authorized to, and has taken all corporate action necessary to authorize CT Operating and each Gas Marketing Subsidiary to, execute, deliver and perform the Guaranty and such other Loan Papers and will continue to be duly authorized to perform the Guaranty and such other Loan Papers.

     6.03.     No Conflicts or Consents.  Neither the execution and delivery of
               ------------------------
this Loan Agreement, the Notes or the other Loan Papers, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene or materially conflict with any provision of law, statute or regulation to which Company, CT Operating or any Gas Marketing Subsidiary is subject or any judgment, license, order or permit applicable to Company, CT Operating or any Gas Marketing Subsidiary, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which Company, CT Operating or any Gas Marketing Subsidiary is a party (including the Indenture) or by which Company, CT Operating or any Gas Marketing Subsidiary may be bound, or to which Company, CT Operating or any Gas Marketing Subsidiary may be subject, or violate any provision of the charter or bylaws of Company, CT Operating or any Gas Marketing Subsidiary. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Company, CT Operating or any Gas Marketing Subsidiary of the Loan Papers or to consummate the transactions contemplated hereby or thereby.

     6.04.     Enforceable Obligations.  This Loan Agreement, the Notes and the
               -----------------------
other Loan Papers are the legal and binding obligations of Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights. The Guaranty and the other Loan Papers executed by CT Operating and each Gas Marketing Subsidiary are the legal and binding obligations of CT Operating and each Gas Marketing Subsidiary, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     6.05.     No Liens.  Except for Permitted Liens, all of the properties and
               --------
assets of Company and the Subsidiaries are free and clear of all mortgages, liens, encumbrances and other adverse claims of any nature.

     6.06.     Financial Condition.  Company has delivered to Banks copies of
               -------------------
the balance sheet of Company as of December 31, 1996, and the related statements of income and changes in cash flow for the period ended such date, reviewed by Arthur Andersen, L.L.P., independent certified public accountants, and copies of the balance sheets of the Subsidiaries and the related statements of income and changes in cash flow for the period ending December 31, 1996; such financial statements are true and correct, fairly present the financial condition of Company and the Subsidiaries as of such date and have been prepared in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of prior periods; as of the date hereof, there are no obligations, liabilities or indebtedness (including contingent and indirect liabilities and obligations or unusual forward or long-term commitments) of Company and any Subsidiary which are (separately or in the aggregate) material and are not reflected in such financial statements; no changes having a Material Adverse Effect have occurred in the financial condition or business of Company or any Subsidiary since December 31, 1996.

     6.07.     Full Disclosure.  There is no material fact that Company has not
               ---------------
disclosed to Banks which could have a Material Adverse Effect on the properties, business, prospects or condition (financial or otherwise) of Company or any Subsidiary. Neither the financial statements referred in Section 6.06 hereof, nor any certificate or statement delivered herewith or heretofore by Company to Administrative Agent or any Bank in connection with negotiations of this Loan Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading.

     6.08.     No Default.  No event has occurred and is continuing which
               ----------
constitutes an Event of Default or which, with the lapse of time or giving of notice or both, would constitute an Event of Default.

     6.09.     Material Agreements.  Neither Company nor any Subsidiary is in
               -------------------
default in any material respect under the Indenture (including any note or security issued thereunder) or any loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

     6.10.     No Litigation.  There are no actions, suits or legal, equitable,
               -------------
arbitration or administrative proceedings pending, or to the knowledge of Company threatened, against Company or any Subsidiary that would, if adversely determined, have a Material Adverse Effect.

     6.11.     Burdensome Contracts.  Neither Company nor any Subsidiary is a
               --------------------
party to, or bound by, any contract which is a burdensome contract having a Material Adverse Effect on the business, operations or financial condition of Company or any Subsidiary.

     6.12.     Estimated Oil and Gas Reserves.  Company has heretofore delivered
               ------------------------------
to Banks copies of all reports requested by Banks (prepared by independent consulting engineers), which have been obtained by Company and concern the estimated Proved Reserves and future net revenues attributable to the Mineral Properties. The statements of fact contained in said reports with respect to the character and ownership of the Mineral Properties (including, without limitation, the respective revenue interest and working interest of Company in the Mineral Properties as stated therein) and the other factual data furnished by Company as a basis for the estimates set forth therein are true and correct in all material respects and do not omit any material fact necessary to make said statements not misleading.

     6.13.     Use of Proceeds; Margin Stock.  The proceeds of the Loan will be
               -----------------------------
used by Company solely for the purposes specified in the Section 2.01(d) hereof. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or Regulation G of the Board of Governors of the Federal Reserve System (12EC.F.R. PartE221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or

Regulation G, if, as a result of purchasing or carrying any "margin stock", the proceeds of the Loan would be used, directly or indirectly, for a purpose, whether immediate, incidental or ultimate, which violates or which would be inconsistent with Regulation U or Regulation G or would cause the Loan to be a credit regulated or governed by Regulation U or Regulation G. Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither Company, any Subsidiary nor any Person acting on behalf of Company has taken or will take any action which might cause the Notes or any of the other Loan Papers, including this Agreement, to violate Regulations U or Regulation G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. Neither Company nor any Subsidiary owns "margin stock" except for that described in the financial statements referred to in Section 6.06 hereof.

     6.14.     Taxes.  All tax returns required to be filed by Company or any
               -----
Subsidiary in any jurisdiction have been filed, except for such tax returns for which the failure to timely file will not result in a Material Adverse Effect, and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Company or any Subsidiary or upon any of its or their properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon, except for such taxes, for which the failure to timely pay will not result in a Material Adverse Effect. There is no proposed tax assessment against Company or any Subsidiary and there is no basis for such assessment.

     6.15.     Principal Office, Etc.  The principal office, chief executive
               ---------------------
office and principal place of business of Company is at 810 Houston Street, Fort Worth, Texas 76102. Company maintains its principal records and books at such address.

     6.16.     ERISA.  (a) No Reportable Event has occurred and is continuing
               -----
with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither Company, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under
Section 4041 or 4041A of ERISA or withdraw from any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA); and (d) each Plan of Company has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA applicable thereto.

     6.17.     Compliance with Law.  Company and the Subsidiaries are in
               -------------------
compliance with all laws, rules, regulations, orders and decrees which are applicable to Company or any Subsidiary, or its or their properties for which the failure to comply would have a Material Adverse Effect.

     6.18.     Government Regulation.  Neither Company nor any Subsidiary is
               ---------------------
subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other law (other than Regulation X) which regulates the incurring by Company or any Subsidiary of indebtedness, including but not limited to laws relating to common contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

     6.19.     Insider.  Company is not, and no Person having "control" (as that
               -------
term is defined in 12 U.S.C. (S)375(b)(5) or in regulations promulgated pursuant thereto) of Company is, an "executive officer", "director", or "person who directly or indirectly or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities" (as those terms are defined in 12 U.S.C. (S)375(b) or in regulations promulgated pursuant thereto) of any Bank, of a bank holding company of which any Bank is a subsidiary, or of any subsidiary of a bank holding company of which any Bank is a subsidiary, or, to the best of Company's knowledge, of any bank at which Bank maintains a correspondent account, or of any bank which maintains a correspondent account with any Bank.

     6.20.     No Subsidiaries.  Except for Subsidiaries described on
               ---------------
Exhibit "F" hereto, Company has not formed or acquired any Subsidiary.

     6.21.     Environmental Matters.  Company and any properties or assets
               ---------------------
owned by Company or any Subsidiary or predecessors of Company or any Subsidiary are not in violation of, in any material respect, any Environmental Laws, nor is there existing, pending or, to the best of Company's knowledge, threatened any investigation or inquiry (other than those the outcome of which would not involve substantial fees, penalties, or liability to Company, any Subsidiary, or any predecessors thereto) by any Governmental Authority pursuant to any Environmental Laws, nor is there existing or pending any remedial obligations under any Environmental Laws (other than remedial obligations that may be customary with respect to the operations or business of Company, any Subsidiary or any predecessor thereto, or that do not involve substantial fines, penalties or liability on the part of Company, any Subsidiary or any predecessor thereto), and this representation will continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to all assets of Company, any Subsidiary and predecessors thereto. In the ordinary course of its business, Company conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of Company and the Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, Company has reasonably concluded that Environmental Laws are unlikely to have a Material Adverse Effect on Company and the Subsidiaries considered as a whole. Company's breach of any representation or warranty set forth in this Section 6.21 shall not automatically cause an Event of Default under Section 10.01(b) hereof. Instead, upon becoming aware that Company has breached any representation or warranty set forth in this Section 6.21, Agents or Majority Banks may cause to be made a special determination of the Borrowing Base according to Section 5.04 hereof, in which case that portion of the Mineral Properties as to which the representation and warranties of this Section 6.21 have been breached shall be excluded from the Mineral Properties evaluated for the special determination of the Borrowing Base; provided, however, an Event of Default shall occur if, upon redetermination of the Borrowing Base, the Borrowing Base as so redetermined has been reduced by more than 25% from the Borrowing Base in effect immediately prior to such redetermination.

     6.22.     Title to Properties.  Subject only to the Permitted Liens: (a)
               -------------------
Company has good and indefeasible title to the Mineral Properties and has marketable title to all of its other assets and properties; (b) the Gas Marketing Subsidiaries have good and indefeasible title to all real property owned by such Subsidiaries and has marketable title to all of their other assets and properties, (c) all material oil, gas and mineral leases which constitute a portion of the Mineral Properties are in full force and effect, and (d) Company has not defaulted on any of its obligations thereunder so as to materially impair the value of such leases in the aggregate. Company's breach of any representation or warranty set forth in this Section 6.22 shall not automatically cause an Event of Default under Section 10.01(b) hereof. Instead, upon becoming aware that Company has breached any representation or warranty set forth in this Section 6.22, Majority Banks may cause to be made a special determination of the Borrowing Base according to Section 5.04 hereof, in which case that portion of the Mineral Properties as to which the representation and warranties of this Section 6.22 have been breached shall be excluded from the Mineral Properties evaluated for the special determination of the Borrowing Base; provided, however, an Event of Default shall occur if, upon redetermination of the Borrowing Base, the Borrowing Base as so redetermined has been reduced by more than 25% from the Borrowing Base in effect immediately prior to such redetermination.

     6.23.     Gas Marketing Subsidiaries' Obligations.  With respect to the
               ---------------------------------------
contractual obligations of the Gas Marketing Subsidiaries, in all material respects: (i) all are in full force and effect and are the valid and legally binding obligations of the parties thereto and are enforceable in accordance with their respective terms; (ii) no Gas Marketing Subsidiary is in breach or default with respect to any of its material obligations; (iii) all material payments due thereunder have been made; (iv) no other party to any document, agreement or contract evidencing such obligations (or any successor in interest thereto) is in breach or default with respect to any of their material obligations thereunder; and (v) neither any Gas Marketing Subsidiary nor any other party to any document agreement or contract evidencing such obligations has given or threatened to give notice of any action to terminate, cancel, rescind or procure a juridical reformation of any document agreement or contract evidencing such obligations or any provision thereof.

     6.24.     Representations and Warranties.  Each Request for Borrowing shall
               ------------------------------
constitute, without the necessity of specifically containing a written statement, a representation and warranty by Company that no Event of Default exists and that all representations and warranties contained in this Article 8 or in any other Loan Paper are true and correct at and as of the date the Borrowing is to be made.

     6.25.     Survival of Representations, Etc.  All representations and
               --------------------------------
warranties by Company herein shall survive delivery of the Notes and the making of the Loan, and any investigation at any time made by or on behalf of Banks shall not diminish Banks' right to rely thereon.


                                   ARTICLE 7
                                   ---------

                              CONDITIONS PRECEDENT
                              --------------------

     7.01.     Commitment.  The obligation of each Bank to make its Advances
               ----------
under its Commitment is subject to the condition precedent that, on or before the Closing Date, Administrative Agent shall have received for each Bank the following, each dated as of the date of such Advance, in form and substance satisfactory to Administrative Agent and such Bank:

          (a) Notes.  A duly executed Note of each Bank, in the form of
              -----
Exhibit "A" attached hereto with appropriate insertions.

          (b) Guaranties.  The unconditional Guaranties of the Loan executed by
              ----------
CT Operating and each of the Gas Marketing Subsidiaries.

          (c) Opinion of Company's Counsel.  A favorable opinion of Messrs.
              ----------------------------
Kelly, Hart & Hallman, P.C., counsel for Company, CT Operating and the Gas Marketing Subsidiaries, as to the matters covered in Exhibit "G" hereto.

          (d) Officers' Certificate.  A certificate signed by a duly authorized
              ---------------------
officer of Company stating that (to the best knowledge and belief of such officer, after reasonable and due investigation and review of matters pertinent to the subject matter of such certificate): (i) all of the representations and warranties contained in Article 6 hereof, and the other Loan Papers are true and correct as of the Closing Date; and (ii) no event has occurred and is continuing which constitutes an Event of Default or which, with the lapse of time or the giving of notice or both, would constitute an Event of Default.

          (e) Resolutions.  Resolutions of Company, CT Operating and the Gas
              -----------
Marketing Subsidiaries approving Company's execution, delivery and performance of this Loan Agreement, the Notes, and the other Loan Papers and the transactions contemplated herein and therein and CT Operating's and the Gas Marketing Subsidiaries' execution, delivery and performance of their Guaranties, duly adopted by Company's, CT Operating's and the Gas Marketing Subsidiaries' respective board of directors and accompanied by a certificate of the Company's, CT Operating's and the Gas Marketing Subsidiaries' respective Secretary stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

          (f) Incumbency Certificate.  A signed certificate of the Secretary of
              ----------------------
each of Company, CT Operating and the Gas Marketing Subsidiaries which shall certify the names of the officers of Company authorized to sign each of the Loan Papers and the other documents or certificates to be delivered pursuant to the Loan Papers by Company and the officers of CT Operating and the Gas Marketing Subsidiaries authorized to sign the Guaranties, together with the true signatures of each such officers. Banks may conclusively rely on such certificate until they shall receive a further certificate of the Secretary of either Company, CT Operating or Gas Marketing Subsidiaries canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (g) Corporate Certificates.  Certificates of incorporation and good
              ----------------------
standing (or other similar instruments) for Company, CT Operating and the Gas Marketing Subsidiaries and issued by the Secretary of State of the state of incorporation of Company, CT Operating and the Gas Marketing Subsidiaries and certificates of qualification and good standing (or other similar instruments) for Company issued by the Secretary of State of the States of Texas, New Mexico, Kansas, Oklahoma and Wyoming, and certificates of qualification and good standing (or other similar instruments) for CT Operating and the Gas Marketing Subsidiaries issued by the Secretary of State of Oklahoma, each dated within ten
(10) days of the Closing Date.

          (h) Charter and Bylaws.  A copy of the Articles of Incorporation of
              ------------------
each of Company, CT Operating and the Gas Marketing Subsidiaries and all amendments thereto, certified by the Secretary of State of the state of incorporation and dated within ten (10) days of the date of the Closing Date and a copy of the Bylaws of each of Company, CT Operating and the Gas Marketing Subsidiaries and all amendments thereto, certified by the Secretary of Company, CT Operating and the Gas Marketing Subsidiaries, respectively, as being true, correct and complete as of the date of such certification.

          (i) Environmental Certificate.  A certificate signed by a duly
              -------------------------
authorized officer of Company, stating that Company has reviewed the effect of Environmental Laws on the Mineral Properties and the properties of the Gas Marketing Subsidiaries, and associated liabilities and costs, and on the basis of such review, Company is not, in any material respect, in violation of any Environmental Laws, and the Company reasonably believes that Environmental Laws then in effect are unlikely to have a Material Adverse Effect on Company or its Subsidiaries considered as a whole.

          (j) Financial Statements.  Current financial statements and
              --------------------
information of Company and its Subsidiaries in form and substance satisfactory to Banks, accompanied by a certificate executed by the chief financial officer of Company, certifying that the attached financial statements are true and correct in all material respects.

          (k) Subsidiaries.  A schedule of all Subsidiaries of Company.
              ------------

          (l) Insurance.  Certificates of insurance or other evidence
              ---------
satisfactory to Banks that Company maintains the insurance covering required by
Section 8.13 hereof.

          (m) Additional Information.  Such other information and documents as
              ----------------------
may reasonably be required by Administrative Agent, either Agent, Banks or their counsel.

     7.02.     All Advances.  The obligation of each Bank to make any Advance
               ------------
under this Loan Agreement (including the initial Advance) shall be subject to the following conditions precedent:

          (a) No Defaults or Borrowing Base Deficiency.  As of the date of the
              ----------------------------------------
making of such Advance or conversion, (i) there exists no Event of Default or event which with notice or lapse of time or both would constitute an Event of Default and/or (ii) there exists no Borrowing Base Deficiency.

          (b) Compliance with Loan Agreement.  Company shall have performed and
              ------------------------------
complied with all agreements and conditions contained herein which are required to be performed or complied with by Company before or at the date of such Advance or conversion.

          (c) No Material Adverse Change.  As of the date of making such Advance
              --------------------------
or conversion, no material adverse change has occurred in the business or financial condition of Company or any of the Subsidiaries.

          (d) Borrowing Base Availability.  The making of such Advance shall not
              ---------------------------
cause the Total Outstandings to exceed the Borrowing Base then in effect.

          (e) Request for Borrowing.  In the case of any Borrowing,
              ---------------------
Administrative Agent shall have received from Company a Request for Borrowing in the form of either Exhibit "B", "C" or "D" attached hereto, dated as of the date of such Borrowing and signed by an authorized officer of Company, all of the statements of which shall be true and correct, certifying that, as of the date thereof, (i) all of the representations and warranties of Company contained in this Loan Agreement and each of the Loan Papers executed by Company are true and correct, except that, if the Borrowing represents a rollover or conversion of a prior Borrowing but does not constitute an Advance for new money, Company shall not be required to warrant or represent that no Material Adverse Effect has occurred in the financial condition or business of Company or a Subsidiary as provided in Section 6.06, (ii) no event has occurred and is continuing, or would result from the Borrowing, which constitutes an Event of Default or which, with the lapse of time or giving of notice or both, would constitute an Event of Default, and (iii) such other facts as any Bank may reasonably request.

          (f) Representations and Warranties.  The representations and
              ------------------------------
warranties contained in Article 6 hereof shall be true in all respects on the date of making of such Advance or conversion, with the same force and effect as though made on and as of that date.

          (g) Bankruptcy Proceedings.  No proceeding or case under the United
              ----------------------
States Bankruptcy Code shall have been commenced by or against Company or any of its Affiliates.

                                   ARTICLE 8
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as Banks have any commitment to make Advances hereunder, and until payment in full of the Notes and the performance of the Obligation, Company agrees that (unless Majority Banks shall otherwise consent in writing):

     8.01.     Financial Statements, Reports and Documents.  Company shall
               -------------------------------------------
deliver to Banks each of the following:

          (a) Quarterly Statements.  As soon as available, and in any event
              --------------------
within sixty (60) days after the end of each Quarterly Period (except the last) copies of the consolidated and consolidating balance sheet of Company and the Subsidiaries (exclusive of WTW Properties, Inc., CT Operating and Cross Timbers Trading Company) as of the end of such Quarterly Period, and statements of income and retained earnings and changes in cash flow of Company and the Subsidiaries (exclusive of WTW Properties, Inc., CT Operating and Cross Timbers Trading Company) for that Quarterly Period and for the portion of the Fiscal Year ending with such period, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail, and certified by the chief financial officer of Company as being true and correct and as having been prepared in accordance with Generally Accepted Accounting Principles, subject to year-end audit and adjustments;

          (b) Annual Statements.  As soon as available and in any event within
              -----------------
105 days after the close of each fiscal year of Company, copies of the consolidated and consolidating balance sheet of Company and the Subsidiaries (exclusive of WTW Properties, Inc., CT Operating and Cross Timbers Trading Company) as of the close of such fiscal year and statements of income and retained earnings and changes in cash flow of Company and Subsidiaries (exclusive of WTW Properties, Inc., CT Operating and Cross Timbers Trading Company) for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified) of a firm of independent public accountants of recognized national standing selected by Company and satisfactory to Majority Banks, to the effect that such financial statements have been prepared in accordance with Generally Accepted Accounting Principles consistently maintained and applied (except for changes in which such accountants concur) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          (c) Reserve Reports.  Each Reserve Report required to be delivered by
              ---------------
Company to Banks pursuant to Sections 5.03 and 5.04, and within the time period prescribed in Section 5.07 for the delivery of each such Reserve Report, prepared by the petroleum engineering firm of Miller and Lents or such other firm of independent petroleum engineers approved by Majority Banks, evaluating the Mineral Properties and prepared in accordance with the customary standards and procedures of the petroleum industry;

          (d) Gas Reports.  Each Gas Report required to be delivered by Company
              -----------
to Banks pursuant to Sections 5.03 and 5.04, and within the time period prescribed in Section 5.07 for the delivery of each such Gas Report.

          (e) Audit Reports.  Promptly upon receipt thereof, one copy of each
              -------------
written report submitted to Company by independent accountants in any annual, quarterly or special audit made, it being understood and agreed that all audit reports which are furnished to Banks pursuant to this Article shall be treated as confidential, but nothing herein contained shall limit or impair Banks right to disclose such reports to any appropriate Governmental Authority or to use such information to the extent pertinent to an evaluation of the Obligation or to enforce compliance with the terms and conditions of this Loan Agreement, or to take any lawful action which Banks deem necessary to protect their interests under this Loan Agreement;

          (f) SEC and Other Reports.  Promptly upon their becoming available,
              ---------------------
one copy of each press release, financial statement, report, notice or proxy statement sent by Company to its shareholders or partners generally and of each regular or periodic report, registration statement or prospectus filed by Company with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which Company is a party;

          (g) Schedule of Subsidiaries.  Within ninety (90) days after the end
              ------------------------
of each fiscal year, a schedule of all Subsidiaries of Company.

          (h) Quarterly Hedging Reports.  Within sixty (60) days after the end
              -------------------------
of each Quarterly Period, a statement prepared by Company and certified as being true and correct by the chief financial officer of Company, setting forth in reasonable detail all Hedge Agreements to which any production of oil, gas or other hydrocarbons from the Mineral Properties is then subject, together with a statement of Company's position with respect to each such Hedge Agreement, provided, however, if the price of any of the oil, gas or other hydrocarbons produced from the Mineral Properties is subject to a Hedge Agreement, then Company shall promptly notify Banks if such Hedge Agreement is terminated, modified, amended or altered prior to the end of its contractual term, or if there is an amendment, adjustment or modification of the price of any of the oil, gas or other hydrocarbons produced from the Mineral Properties that is subject to or established by a Hedge Agreement.

          (i) Dividend Certificate.  Upon delivery of the financial statements
              --------------------
to be delivered by Company pursuant to Sections 8.01(a) and (b), a certificate executed by the chief financial officer or chief executive officer of Company setting forth Company's net cash flow from operations (as that term is used in Section 9.03 of this Agreement) for each of the preceding four-quarter periods and the amount of Dividends paid by Company and the amount expended by Company to repurchase any of its shares of stock during such four-quarter periods.

          (j) Trustee/Holder Notices.  Promptly upon the receipt thereof, a copy
              ----------------------
of each written notice, request or statement given or furnished by the Trustee or any holder of the Subordinated Indebtedness which alleges or asserts that an event of default has occurred under the terms of the Indenture or with the lapse of time or giving of notice, or both, an event of default would exist under the terms of the Indenture or which evidences or indicates that Trustee or any holder of the Subordinated Indebtedness intends to accelerate the maturity of the Subordinated Indebtedness or exercise any remedies to enforce payment of or collection of the Subordinated Indebtedness.

          (k) Compliance Certificate.  Upon delivery of the financial statements
              ----------------------
to be delivered by Company pursuant to Sections 8.01(a) and (b), a certificate executed by the chief financial officer or chief executive officer of Company, stating that a review of the activities of Company during such fiscal quarter has been made under his supervision and that Company has observed, performed and fulfilled each and every obligation and covenant contained herein and is not in default under any of the same or, if any such default shall have occurred, specifying the nature and status thereof, and such certificate shall include all computations required to show, in sufficient detail, the components of Company's Consolidated Current Assets and Consolidated Current Liabilities for the purpose of establishing Company's compliance with the current ratio as set forth in
Section 9.09 hereof; and

          (l) Other Information.  All information concerning the Indenture, the
              -----------------
Subordinated Indebtedness and such other information concerning the business, properties or financial condition of Company as Administrative Agent or any Bank shall reasonably request.

     8.02.     Payment of Taxes and Other Indebtedness.  Company will, and will
               ---------------------------------------
cause each of the Subsidiaries to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might become a Lien upon any of its property and (iii) all of its other Indebtedness, except as prohibited hereunder; provided, however, that Company and each of the Subsidiaries shall not be required to pay any such tax, assessment, charge, levy or claims for labor, materials and supplies if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with Generally Accepted Accounting Principles.

     8.03.     Maintenance of Existence and Rights; Conduct of Business.
               --------------------------------------------------------
Company will, and will cause each of its Subsidiaries to, preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority.

     8.04.     Notice of Default.  Company will furnish to Banks, immediately
               -----------------
upon becoming aware of the existence of any condition or event which constitutes an Event of Default or which, with the lapse of time or giving of notice, or both, would become an Event of Default, a written notice specifying the nature and period of existence thereof and the action which Company is taking or proposes to take with respect thereto.

     8.05.     Other Notices.  Company will, and will cause each of the
               -------------
Subsidiaries to, promptly notify Banks of (a) any material adverse change in its financial condition or its business which is unique to Company specifically, but not the oil and gas industry generally (unless such change, though not unique to Company or any Subsidiary, has a Material Adverse Effect on Company), (b) any default under the Indenture or any other material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of the Subordinated Indebtedness or any other Indebtedness owing by Company or any Subsidiary in an amount in excess of $100,000, (c) any material adverse claim against or affecting Company or any Subsidiary or any of its or their properties in an amount in excess of $250,000, and (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting Company or any Subsidiary which, if determined in a manner contrary or adverse to any of such Persons, would have a Material Adverse Effect on any of such Persons.

     8.06.     Compliance with Loan Papers.  Company will promptly comply with
               ---------------------------
any and all covenants and provisions of this Loan Agreement, the Notes and all other of the Loan Papers. Each Gas Marketing Subsidiary will promptly comply with any and all covenants and provisions of the Guaranty and all other Loan Papers executed by such Gas Marketing Subsidiary.

     8.07.     Compliance with Material Agreements.  Company will, and will
               -----------------------------------
cause each Subsidiary to, comply in all material respects with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business (inclusive of the Indenture and any note or security issued thereunder).

     8.08.     Operations and Properties.  Company will, and will cause each
               -------------------------
Subsidiary to, act prudently and in accordance with customary industry standards in managing or operating its assets, properties, business and investments; Company will and will cause each Subsidiary to, keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business; provided Company shall never be deemed obligated to rework, recomplete, redrill or otherwise maintain any well or production facility when, in Company's judgment, it would be imprudent or uneconomic to do so.

     8.09.     Books and Records; Access.  Company will, upon request by any
               -------------------------
Agent, give any representative of each Bank access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Company and relating to its affairs, and to inspect any of the properties of Company or any Subsidiary. Company will, and will cause each Subsidiary to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices.

     8.10.     Compliance with Law.  Company will, and will cause each
               -------------------
Subsidiary to, comply with all applicable laws, rules, regulations, and all orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, a breach of which could have a Material Adverse Effect on Company or any Subsidiary.

     8.11.     Leases.  Company will, to the extent failure to do any of the
               ------
matters set forth below would have a Material Adverse Effect: pay and discharge promptly, or cause to be paid and discharged promptly, all rentals, delay rentals, royalties, overriding royalties, payments out of production and other indebtedness or obligations accruing under, and perform or cause to be performed each and every act, matter or thing required by each and all of, the oil and gas leases and all other agreements and contracts constituting or affecting the Mineral Properties, and do all other things necessary to keep unimpaired its rights thereunder and prevent any forfeiture thereof or default thereunder, and operate or cause to be operated such properties in a diligent, careful and efficient manner and in compliance with all applicable proration and conservation laws and all applicable rules and regulations of every Governmental Authority, whether state, federal, municipal or other jurisdiction, from time to time constituted to regulate the development and operations of oil and gas properties and the production and sale of oil, gas and other hydrocarbons therefrom.

     8.12.     Development and Maintenance.  Company will maintain (or cause to
               ---------------------------
be maintained) the oil and gas leases, wells, units and acreage to which the Mineral Properties pertain in a prudent manner consistent with good oilfield practices.

     8.13.  Insurance.  Company will, and will cause each Subsidiary to,
            ---------
maintain workmen's compensation insurance (but only to the extent any of such Persons has any employees), liability insurance and insurance on its properties, assets and business, now owned or hereafter acquired, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar business. In case of any fire, accident or other casualty causing loss or damage to any properties of Company or any Subsidiary, the proceeds of any such insurance policies that are not utilized by Company to repair or replace damaged or destroyed properties or assets which in the aggregate exceed $1,000,000 in any calendar year shall be paid to Administrative Agent, for the account of Banks, and applied as a mandatory prepayment on the Loan, as the case may be, and, if such loss or damage relates to any Mineral Property, the Borrowing Base shall be reduced by an amount that Company certifies to Banks is the Borrowing Base value last assigned to such property according to the most recent Reserve Report, Gas Report and Borrowing Base Certificate delivered to Banks; provided, however, that Majority Banks shall determine such assigned value if Majority Banks disapprove of the proposed value assigned to such properties by Company.

     8.14.     Authorization and Approvals.  Company will, and will cause each
               ---------------------------
Subsidiary to, promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Papers.

     8.15.     Experienced Management.  Company will, and will cause each
               ----------------------
Subsidiary to, at all times hire and retain management and supervisory personnel adequate for the proper management, supervision and conduct of its properties, business and operation.

     8.16.     ERISA Compliance.  Company shall (a) at all times, make prompt
               ----------------
payment of all contributions required under all Plans and required to meet the minimum funding standard set forth in ERISA with respect to its Plans; (b) notify Administrative Agent immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Administrative Agent, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (c) furnish to Administrative Agent, upon its request, such additional information concerning any of its Plans as may be reasonably requested.

     8.17.     Further Assurances.  Company will, and will cause each Subsidiary
               ------------------
to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, additional agreements, undertakings, or other assurances, and take any and all such other action, as Majority Banks may, from time to time, deem reasonably necessary or proper in connection with the Loan Agreement or any of the other Loan Papers, or the obligations of Company hereunder or thereunder.

     8.18.     Environmental.  Company will provide to Agents copies of all
               -------------
notices received from or required to be made to (when sent) any Governmental Authority (other than notices routinely received or submitted in the ordinary course of business) relating to the release or threatened release of Hazardous Substances by Company or any Subsidiary in connection with any of the assets or properties of Company or the Subsidiaries that is reportable under CERCLA or any other Environmental Law now or hereafter in effect (other than those reportable releases that do not and will not involve substantial fines, penalties on part of Company, any Subsidiary or any predecessors thereto). COMPANY AGREES TO INDEMNIFY AND HOLD BANKS HARMLESS, FROM AND AGAINST ANY AND ALL FINES, PENALTIES, CLEANUP COSTS AND ASSESSMENTS LEVIED BY ANY GOVERNMENTAL AUTHORITY, TOGETHER WITH ALL CLAIMS, LIABILITIES, CAUSES OF ACTION, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS BUT EXCLUDING CLAIMS, LIABILITIES, ETC. ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY BANK), NOW EXISTING OR HEREAFTER ARISING, ASSERTED AGAINST OR INCURRED BY BANKS ARISING OUT OF OR IN CONNECTION WITH THE PRESENCE, STORAGE, DISCHARGE, USE, DISPOSAL, TRANSPORTATION OR REMEDIATION OF ANY HAZARDOUS SUBSTANCES (AS DEFINED IN CERCLA) ON OR ABOUT ANY OF THE ASSETS OR PROPERTIES OF COMPANY AND THE SUBSIDIARIES IN VIOLATION OF ANY ENVIRONMENTAL LAWS AFFECTING ANY OF THE ASSETS OR PROPERTIES OF COMPANY OR THE SUBSIDIARIES. THIS INDEMNITY SHALL SURVIVE THE PAYMENT IN FULL OF THE OBLIGATION. Prior to acquiring any property or asset (including the purchase of any assets permitted under Section 9.13 hereof), Company shall review the effect of Environmental Laws on the property or asset to be acquired, and based upon such review, Company shall not acquire such property or asset if Company would become liable for any then existing breach or violation, in any material respect, of any Environmental Laws affecting such property or asset.

     8.19.     Pledge of Properties.  In addition to the other rights and
               --------------------
remedies of Banks provided herein, upon the occurrence of a Borrowing Base Deficiency, Majority Banks may require (i) Company to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in the Mineral Properties (subject to Permitted Liens), and in all mineral production therefrom or attributable thereto and in all related accounts, wells, pipes, personal property and fixtures, to the extent of Company's right, title and interest in such Mineral Properties and (ii) the Gas Marketing Subsidiaries to grant to Banks as security for the performance by Company of the Notes and Obligation hereunder, a valid, enforceable, perfected, first priority and only Lien (subject to Permitted Liens) in the properties, assets, contracts, contract rights, accounts and accounts receivables of the Gas Marketing Subsidiaries. Such Liens described in the foregoing sentence shall be granted pursuant to, and more fully described in, deeds of trust, mortgages, security agreements, assignments of production, financing statements and other documents (herein called the "Collateral Documents") which are in form and substance satisfactory to Banks and which will be executed by Company and the Gas Marketing Subsidiaries and delivered to Agents within 30 days following Agents' written notice requesting Company's and the Gas Marketing Subsidiaries' execution and delivery of such Collateral Documents.

     8.20.     Gas Marketing Subsidiaries Guaranties.  If Company should
               -------------------------------------
subsequently form any additional Gas Marketing Subsidiaries, Company shall cause each such Gas Marketing Subsidiary to unconditionally guarantee the Loan pursuant to a form of guaranty agreement substantially in the form of the guaranty agreement of the Loan executed by CT Operating and the Gas Marketing Subsidiaries at the Closing Date, such guaranty agreement to be delivered to Agents within 30 days following Agents' written notice requesting such guaranty agreement.

     8.21.     Guaranty of Cross Timbers Trading Company.  If Cross Timbers
               -----------------------------------------
Trading Company should subsequently acquire, own or hold material assets, Company shall cause Cross Timbers Trading Company to unconditionally guarantee the Loan pursuant to a form of guaranty agreement substantially in the form of the guaranty agreement of the Loan executed by CT Operating and the Gas Marketing Subsidiaries at the Closing Date, such guaranty agreement to be delivered to Agents within 30 days following Agents' written notice requesting such guaranty agreement.

                                   ARTICLE 9
                                   ---------

                               NEGATIVE COVENANTS
                               ------------------

     So long as Banks have any commitment to make Advances hereunder, and until payment in full of the Notes and the performance of the Obligation, Company agrees that (unless Majority Banks shall otherwise consent in writing):

     9.01.     Limitation on Indebtedness.  Company will not, and will not
               --------------------------
permit any Subsidiary to, incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of, any Indebtedness, except (i) Indebtedness arising out of this Loan Agreement, (ii) the Subordinated Indebtedness; provided that (a) the principal amount of the Subordinated Indebtedness shall not exceed $125,000,000, (b) the interest rate payable on the Subordinated Indebtedness shall not exceed nine and one-fourth percent (9 1/4%) per annum, and (c) the maturity date of the Subordinated Indebtedness shall not be sooner than April 1, 2007, (iii) Indebtedness, excluding Permitted Margin Debt, secured by the Permitted Liens,
(iv) Permitted Margin Debt, (v) current liabilities for taxes and assessments incurred in the ordinary course of business and other liabilities incurred in the ordinary course of business which are currently being contested in good faith and adequate reserves therefor are being maintained according to Generally Accepted Accounting Principles, (vi) current amounts payable or accrued of other claims (other than for borrowed funds or purchase money obligations) incurred in the ordinary course of business provided that all such liabilities, accounts and
                                --------
claims shall be promptly paid and discharged when due or in conformity with customary trade terms, unless such liabilities are currently being contested in good faith and adequate reserves therefor are being maintained according to Generally Accepted Accounting Principles, (vii) Indebtedness of Company and the Subsidiaries not otherwise included in the preceding subclauses of this Section
9.01 that is reflected in the audited consolidated financial statement of Company and the Subsidiaries as of December 31, 1996, (viii) Indebtedness evidenced by or created under the Lease Agreements, (ix) Indebtedness under any Hedge Agreements that are permitted according to Section 9.18 hereof, (x) Indebtedness evidenced by any Interest Swap Agreement, provided such agreement is entered into for business purposes respecting any then existing Indebtedness of Company, and (xi) such other Indebtedness of Company and the Subsidiaries (in the aggregate) not exceeding $5,000,000 at any one time outstanding, exclusive of any Indebtedness between Company and the Subsidiaries.

     9.02.     Negative Pledge.  Company will not, and will not permit any
               ---------------
Subsidiary to, create or suffer to exist any mortgage, pledge, security interest, conditional sale or other title retention agreement, charge, encumbrance or other Lien (whether such interest is based on common law, statute, other law or contract) upon any of its property or assets, now owned or hereafter acquired, except for Permitted Liens.

     9.03.     Dividends and Distributions.  Company shall be permitted to pay
               ---------------------------
Dividends and repurchase its shares of stock, provided, however, that the
                                              --------  -------
aggregate amount of the Dividends so paid by Company and the amount expended by Company to repurchase its shares of stock during any four consecutive calendar quarterly periods shall not exceed twenty-five (25%) of Company's net cash flow from operations during such four quarterly periods and Company shall be permitted to repurchase the shares of its stock that is permitted by the lenders under the Prior Loan Agreement pursuant to that certain consent letter dated April 14, 1997; provided, further, however, that without the prior consent of
                ------------------ -------
Majority Banks Company shall pay no Dividends nor shall Company repurchase any of its shares of stock if (i) an Event of Default exists hereunder, (ii) payment of such permitted Dividends or stock repurchases would cause an Event of Default hereunder, or (iii) a Borrowing Base Deficiency exists hereunder. For the
           --
purposes of this Section 9.03, the term "net cash flow from operations" shall mean Company's net income for the four quarterly periods under review as established by the financial reports delivered by Company to Banks according to Sections 8.01(a) and 8.01(b) hereof for such quarterly periods, plus depreciation, depletion and other non-cash charges reflected in such financial information.

     9.04.     Limitation on Investments.  Company will not, and will not permit
               -------------------------
any Subsidiary to, make or have outstanding any Investments in any Person, except for (i) Investments in Capital Stock of publicly traded companies engaged primarily in the oil and gas industry, provided that the aggregate cost of all Investments which are outstanding pursuant to this subclause (i) at any time shall not exceed $30,000,000; (ii) Investments in Non-CT Royalty Trust Units, provided that the aggregate cost of all Investments which are outstanding pursuant to this subclause (ii) at any time shall not exceed $15,000,000; (iii) Investments in CRT Units; (iv) Company's stock ownership in the Subsidiaries,
(v) Temporary Cash Investments, and (vi) such other "cash equivalent" investments as Majority Banks may from time to time approve; provided, further, that Company will not, and will not permit any Subsidiary to, make any Investments if (i) an Event of Default exists hereunder or, with the lapse of time and the giving of notice or both, an Event of Default would exist hereunder, (ii) the making of such Investment would cause an Event of Default hereunder, or (iii) a Borrowing Base Deficiency exists hereunder.

     9.05.     Alteration of Material Agreements.  Company will not, and will
               ---------------------------------
not permit any of the Subsidiaries to, consent to or permit any alterations, amendments, modifications, releases, waivers or terminations of any material agreement to which it is a party which would result in a Material Adverse Effect on Company or any Subsidiary, except that Company may consent to or permit amendments or modifications to the Indenture provided that such amendments or modifications do not (i) increase the principal amount of the Subordinated Indebtedness above $125,000,000 or increase the rate of interest paid thereon above nine and one-fourth percent (9 1/4%) per annum, (ii) provide for the final maturity date of the Subordinated Indebtedness to occur prior to April 1, 2007,
(iii) affect the definition of the term "Credit Agreement," "Credit Agreement Obligations," "Designated Senior Indebtedness," "Designated Guarantor Senior Indebtedness," Guarantor Senior Indebtedness," "Indebtedness", "Senior Indebtedness" or "Subsidiary Guarantee" (as set forth in the Indenture),
(iv) affect any of the subordination, Payment Blockage Notice or Payment Blockage Period provisions set forth in the Indenture, or (v) effect any other amendments or modifications that are adverse to Banks.

     9.06.     Certain Transactions.  Company will not, and will not permit any
               --------------------
of the Subsidiaries to, enter into any transaction with, or pay any management fees to, any Affiliate; provided, however, that Company and the Subsidiaries may enter into transactions with Affiliates upon terms not less favorable to Company or the Subsidiaries than would be obtainable at the time in comparable transactions of Company or the Subsidiaries in arms-length dealings with Persons other than Affiliates.

     9.07.     Limitation on Sale of Properties.  Company will not, and will not
               --------------------------------
permit any of the Subsidiaries to, (a) sell, assign, convey, exchange, lease or otherwise dispose of any of its properties, rights, or assets, whether now owned or hereafter acquired, except for sales of severed hydrocarbons or used, obsolete or worn-out equipment which are made in the ordinary course of its business and for a fair consideration; provided, however, that Company or any
                                       --------  -------
Subsidiary
may, for fair consideration, sell, assign, convey, exchange, lease or otherwise dispose of (i) properties, rights, assets or business which are not included for purpose of determining the Borrowing Base, and (ii) provided no Event of Default exists hereunder, Mineral Properties which are included for the purpose of determining the Borrowing Base if the net aggregate proceeds (cash or otherwise) received by Company and its Subsidiaries from all such sale or sales of such Mineral Properties do not exceed $35,000,000 during any calendar year or
(b) sell, assign or discount, except for fair consideration, any accounts receivable. As to such permitted sales of Mineral Properties, (i) the initial $5,000,000 in net sales proceeds per any calendar year shall be retained by Company without any obligation for payment to Banks of any portion of such proceeds as a mandatory principal payment on the Loan, and there shall be no reduction to the Borrowing Base under Section 5.05 hereof on account of such sales, and (ii) for all permitted sales in excess of $5,000,000 per any calendar year, the Borrowing Base shall be reduced by excluding the Mineral Properties that are subject to such sales according to Section 5.05 and Company shall pay to Banks as a mandatory principal payment on the Loan such portion of the net proceeds derived from such sales as is necessary to cause the then Total Outstandings to not exceed the Borrowing Base then in effect after redetermination under Section 5.05 on account of such sales. Notwithstanding the foregoing, Company and Banks agree that if the Approved Property Sale is consummated, the Borrowing Base then in effect shall be reduced by $5,000,000 effective as of the date of such sale; further, the proceeds received by Company upon consummation of the Approved Property Sale shall not be included in the initial $5,000,000 in net sales proceeds for the 1997 calendar year that Company otherwise is permitted to retain according to this Section 9.07 without any obligation for payment to Banks or causing a reduction in the Borrowing Base.

     9.08.     Name, Fiscal Year and Accounting Method.  Company will not, and
               ---------------------------------------
will not permit any of the Subsidiaries to, change its name, fiscal year or method of accounting.

     9.09.     Current Ratio.  Company will not permit the ratio of its
               -------------
Consolidated Current Assets to its Consolidated Current Liabilities, as of any date, to be less than 1.00 to 1.00.

     9.10.     Liquidation, Mergers, Consolidations and Dispositions of
               --------------------------------------------------------
Substantial Assets.  Company will not, and will not permit any of the
------------------
Subsidiaries to, dissolve or liquidate, or become a party to any merger or consolidation if Company is not the surviving corporate entity, or sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets or business, provided, however, that the foregoing shall not operate to prevent the merger or consolidation of any Subsidiary into Company or a sale, transfer or lease of assets by any Subsidiary to Company or the dissolution of a Subsidiary if the assets of such Subsidiary are transferred to Company or another wholly-owned Subsidiary.

     9.11.     Lines of Business.  Company will not, directly or indirectly,
               -----------------
engage in any business other than the acquisition, exploration, development, operation, management or resale of oil and gas properties and the processing, marketing and transportation of production therefrom and the ownership, leasing and management of real estate as conducted by WTW Properties, Inc.

     9.12.     No Amendments.  Company will not, and will not permit any
               -------------
Subsidiary to, amend its agreement of limited partnership, or its articles of incorporation, as the case may be, if such amendment would result in a Material Adverse Effect on Company or any Subsidiary.

     9.13.     Purchase of Substantial Assets.  Company will not, and will not
               ------------------------------
permit any Subsidiary to, purchase, lease or otherwise acquire all or substantially all of the assets of any other Person, if, as a result of such transaction, Company or any Subsidiary would incur, assume or otherwise become liable for any Indebtedness which is not otherwise permitted under Section 9.01 hereof, or any of such Persons would knowingly become responsible or liable for any presently existing breach or violation, in any material respect, of any Environmental Laws applicable to the assets so purchased, leased or acquired, and provided further, Company will not, and will not permit any Subsidiary to, purchase, lease or acquire any of such assets if (i) an Event of Default exists hereunder or, with the lapse of time or the giving of notice or both, an Event of Default would exist hereunder, (ii) such purchase, lease or acquisition would cause an Event of Default hereunder, or (iii) a Borrowing Base Deficiency exists hereunder.

     9.14.     Guaranties.  Company will not, and will not permit any Subsidiary
               ----------
to, become or be liable in respect of any Guaranty, except for (i) the Guaranty of Company of certain existing outstanding letters of credit of CT Operating issued by NationsBank of Texas, N.A. or any extensions, renewals or replacements thereof, (ii) the Guaranty of the Subsidiaries of the Obligation of Company under this Loan Agreement; (iii) the Guaranty by Company of the trade payables of the Subsidiaries which are incurred in the ordinary course of such Subsidiaries' business, provided however, that such Guaranty shall not exceed $15,000,000 in the aggregate at any one time outstanding, (iv) the Guaranty by Company of the obligations of Timberland respecting its compressor station and interconnect facility, (v) the Guaranty by Company of the Lease Agreements, (vi) the Guaranty by Company of other equipment leases of its Subsidiaries not otherwise included in subclauses (ii), (iii) or (iv) above, up to an aggregate face amount for all of such equipment leases of $5,000,000 during any calendar year, and (vii) the Guaranty by the Subsidiaries of the Subordinated Indebtedness that is defined as the "Subsidiary Guarantee" in the Indenture.

     9.15.     Leases; Sale and Leaseback.  Company will not, and will not
               --------------------------
permit any Subsidiary to, enter into any arrangement with any Person (including, without limitation, any insurance company, bank or trustee) pursuant to which it will lease, as lessee, any property which it owned as of the date hereof and which it sold, transferred or otherwise disposed of to such other Person.

     9.16.     Restriction on Loans.  Without the prior written consent of
               --------------------
Majority Banks, which consent shall not be unreasonably withheld, Company shall not make any loans or advances to any Person, including any Subsidiary or Affiliate of Company, which are not in the ordinary course of Company's business.

     9.17.     Speculative Trading.  Company shall not, and will not permit any
               -------------------
Subsidiary to, enter into or become bound by any transaction respecting Speculative Trading or make any payment on account of any Speculative Trading.

     9.18.     Hedging Agreements.  Company shall not enter into or become bound
               ------------------
by any Hedge Agreement that covers (i) more than 100% of Company's projected production from the Proved Developed Producing Reserves attributable to the Mineral Properties during the 18-month period ensuing after the date such Hedge Agreement is entered into or (ii) more than 75% of Company's projected production from the Proved Developed Producing Reserves attributable to the Mineral Properties for any period after the 18-month period following the date such Hedge Agreement is entered into.

     9.19.     Prepayment or Redemption of Subordinated Indebtedness.  Without
               -----------------------------------------------------
the prior written consent of Majority Banks, Company shall not, and will not permit any Subsidiary to, prepay (in whole or in part) any principal due on the Subordinated Indebtedness or redeem (in whole or in part) the Subordinated Indebtedness or exercise Company's rights of defeasance as set forth in Article XI of the Indenture. If Company requests the consent of Majority Banks to do any of the foregoing, then Majority Banks shall have the right to request a redetermination of the Borrowing Base according to Section 5.04 hereof, which redetermination of the Borrowing Base shall be in addition to any other redetermination of the Borrowing Base which may be made pursuant to Section 5.04 of this Agreement. In the case of such redetermination of the Borrowing Base, Majority Banks in their discretion may require a Reserve Report prepared by a firm of petroleum engineers selected by Company and approved by Majority Banks or prepared by a petroleum engineer employed by Company. Notwithstanding the foregoing, provided that no Event of Default exists or will occur on the account of such redemption, and no Borrowing Base Deficiency exists, without the prior consent of Majority Banks, Company may use proceeds derived from the public offering of any of its common stock, other equity securities of Company or trust equity securities of Company to redeem up to 33-1/3% of the Subordinated Indebtedness as prescribed in the Indenture.

     9.20.     Payments Respecting Permitted Margin Debt.  If Company is fully
               -----------------------------------------
indebted under all of its Permitted Margin Debt, and if, pursuant to any required margin calls or collateral maintenance provisions in any agreements creating or evidencing any Permitted Margin Debt that is secured by Capital Stock of publicly traded companies engaged primarily in the oil and gas industry, Company is required to make a mandatory principal payment on such Permitted Margin Debt, Company shall not use proceeds from the Loan to make such principal payment on such Permitted Margin Debt without the prior written consent of Majority Banks.

     9.21.     Strict Compliance.  If any action or failure to act by Company
               -----------------
violates any covenant or obligation of Company contained herein, then such violation shall not be excused by the fact that such action or failure to act would otherwise be required or permitted by any covenant (or exception to any covenant) other than the covenant violated.

                                   ARTICLE 10
                                   ----------

                               EVENTS OF DEFAULT
                               -----------------

     10.01.    Events of Default.  An "Event of Default" shall exist if any one
               -----------------
or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

          (a) Company shall fail to pay when due any principal of any Note and such failure to pay principal shall continue for a period of one (1) day or Company shall fail to pay when due any interest on any Note or any fee, expense or other payment required hereunder and such failure to pay such interest, fee, expense or other payment (excluding principal on any Note) shall continue for a period of five (5) days;

          (b) any representation or warranty made under this Loan Agreement (except Section 6.21 or 6.22), or any of the other Loan Papers, or in any certificate or statement furnished or made to Banks pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

          (c) default shall occur in the performance of any of the covenants or agreements of Company or any Subsidiary contained herein, or in any of the other Loan Papers and such default shall continue unremedied for a period of thirty
(30) days or, if such default relates to the covenant set forth in Section 9.09 hereof, for a period of ten (10) days following Company's actual knowledge of the existence of such default or Company's receipt of a financial statement which evidences that such default exists, whichever is the first to occur;

          (d) default shall occur in the payment of any Indebtedness of Company or any Subsidiary in excess of $2,000,000 in the aggregate or default shall occur in respect of any material obligation under any note, loan agreement or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein; or any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended; or any event or occurrence shall exist which may cause such Indebtedness to become due prior to its stated maturity date even if such maturity date is not accelerated by the holder of such Indebtedness;

          (e) any of the Loan Papers shall cease to be legal, valid, binding agreements enforceable against Company in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interest, rights, titles, interest, remedies, powers or privileges, if any, intended to be created thereby;

          (f) Company or any Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of any of such Person's assets, (ii) file a voluntary petition in bankruptcy or admit in writing that any of such Persons is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against any of such Persons in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate or partnership action for the purpose of effecting any of the foregoing;

          (g) an involuntary petition or complaint shall be filed against Company or any Subsidiary seeking bankruptcy or reorganization of Company or such Subsidiary or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Company or such Subsidiary, or all or substantially all of any of such Person's assets, and such petition or complaint shall not have been dismissed within 60 days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Company or any Subsidiary or appointing a receiver, custodian, trustee, intervenor or liquidator of Company or any Subsidiary, or of all or substantially all of any of such Person's assets, and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days;

          (h) any final judgment(s) for the payment of money in excess of the sum of $2,000,000 in the aggregate shall be rendered against Company or any Subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

          (i) both the following events shall occur: (i) either (x) proceedings shall have been instituted to terminate, or a notice of termination shall have been filed with respect to, any Plans (other than a Multi-Employer Pension Plan as that term is defined in Section 3(37) of ERISA) by Company, any Subsidiary, any member of the Controlled Group, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under Section 4041 or 4042 of ERISA, or (y) a Reportable Event, the occurrence of which would cause the imposition of a lien under Section 4062 of ERISA, shall have occurred with respect to any Plan (other than a Multi-Employer Pension Plan as that term is defined in Section 3(37) of ERISA) and be continuing for a period of sixty (60) days; and (ii) the sum of the estimated liability to PBGC under Section 4062 of ERISA and the currently payable obligations of Company or any Subsidiary to fund liabilities (in excess of amounts required to be paid to satisfy the minimum funding standard of Section 412 of the Code) under the Plan or Plans subject to such event shall exceed ten percent (10%) of Consolidated Tangible Net Worth at such time;

          (j) any or all of the following events shall occur with respect to any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA) to which Company or any Subsidiary contributes or contributed on behalf of its employees: (i) Company or any Subsidiary incurs a withdrawal liability under
Section 4201 of ERISA; or (ii) any such plan is "in reorganization" as that term is defined in Section 4241 of ERISA; or (iii) any such Plan is terminated under
Section 4041A of ERISA, and Majority Banks determine in good faith that the aggregate liability likely to be incurred by Company or any Subsidiary, as a result of all or any of the events specified in Subsections (i), (ii) and (iii) above occurring, shall have a Material Adverse Effect;

          (k) a Borrowing Base Deficiency has occurred and any Event of Default specified in Section 5.06(c) hereof shall occur;

          (l) an event of default shall exist under the terms of the Indenture;

          (m) either the Trustee or any holder of the Subordinated Indebtedness shall do any of the following: (i) accelerate the maturity of the Subordinated Indebtedness, (ii) pursue or exercise any remedies provided for in the Indenture, (iii) sue for or collect any amount due on the Subordinated Indebtedness or (iv) file a petition or complaint against Company seeking bankruptcy or reorganization of Company or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Company;

          (n) without the prior consent of all Banks, Company or any Subsidiary shall prepay (in whole or in part) the Subordinated Indebtedness or redeem (in whole or in part) the Subordinated Indebtedness or Company shall exercise its rights of defeasance as set forth in Article XII of the Indenture, unless such purchase, prepayment, redemption or exercise of rights of redemption is otherwise permitted according to Section 9.19 hereof;

          (o) Company and/or the Gas Marketing Subsidiaries shall fail to execute and deliver to Agents the Collateral Documents within 30 days following Agents' written notice to Company and/or the Gas Marketing Subsidiaries requesting Company to execute and deliver the Collateral Documents;

          (p) a Change of Control shall occur; or

          (q) any Event of Default specified in Section 6.21 or 6.22 hereof shall occur.

     10.02.    Remedies Upon Event of Default.  If an event of Default shall
               ------------------------------
have occurred and be continuing, then Administrative Agent shall, at the request of Majority Banks, and may, with the consent of Majority Banks, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Papers, as Majority Banks in their sole discretion, may deem necessary or appropriate: (i) terminate Banks' Commitment to lend hereunder, whereupon the same shall immediately terminate, (ii) declare the principal of, and all interest then accrued on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind all of which Company hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding, (iii) reduce any claim to judgment, and/or (iv) without notice of default or demand, pursue and enforce any of Banks' rights and remedies under the Loan Papers, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 10.01(f) and (g) shall occur, the principal of, and all interest on, the Notes and other liabilities hereunder shall thereupon become due and payable concurrently therewith, and Banks' obligations to lend shall immediately terminate hereunder, without any further action by Administrative Agent or any Bank and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Company hereby expressly waives.

     10.03.    Performance by Banks.  Should Company fail to perform any
               --------------------
covenant, duty or agreement contained herein or in any of the Loan Papers, Administrative Agent, either Agent or Banks may, at their option, perform or attempt to perform such covenant, duty or agreement on behalf of Company. In such event, Company shall, at the request of Administrative Agent or Banks, promptly pay any amount expended by Administrative Agent or Banks in such performance or attempted performance to Administrative Agent at its principal office in New York, New York, together with interest thereon at the highest lawful rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that neither Banks nor Administrative Agent assume any liability or responsibility for the performance of any duties of Company hereunder or under any of the Loan Papers or other control over the management and affairs of Company.


                                  ARTICLE 11
                                  ----------

                               AGENCY PROVISIONS
                               -----------------

     11.01.    Appointment and Authorization.  Each Bank hereby irrevocably
               -----------------------------
appoints and authorizes Administrative Agent and Syndication Agent, as its Agent, to take such action on its behalf and to exercise such powers under the Loan Papers as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Loan Agreement, Agents shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Loan Papers or otherwise exist against Agents. With respect to its Commitment, the Advances made by it and the Notes issued to it, each Agent shall have the same rights and powers under this Loan Agreement as any other Bank and may exercise the same as though it were not an Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each Agent in its capacity as a Bank. Each Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Company, and any Person which may do business with Company, all as if such Agent were not an Agent hereunder and without any duty to account therefor to Banks.

     11.02.    Consultation with Counsel.  Banks agree that each Agent may
               -------------------------
consult with legal counsel selected by it and shall not be liable for any action taken or suffered in good faith by them in accordance with the advice of such counsel.

     11.03.    Documents.  Neither Agent shall be under a duty to examine or
               ---------
pass upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Papers or any other instrument or document furnished pursuant thereto or in connection therewith, and each Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

     11.04.    Resignation.  Subject to the appointment and acceptance of a
               -----------
successor Agent as provided below, any Agent may resign at any time by giving written notice thereof to Banks and Company. Upon any such resignation, Majority Banks (or the majority in number of Banks with respect to any removal for cause) shall have the right to appoint a successor Agent, subject to Company's consent, not to be unreasonably withheld, if the successor Agent is not a Bank. If no successor Agent shall have been so appointed by Majority Banks (or the majority in number of Banks with respect to any removal for cause) and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Banks, appoint a successor Agent, subject to Company's consent, not to be unreasonably withheld, if such successor Agent is not a Bank. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect to any actions taken or omitted to be taken by it while it was acting as Agent.

     11.05.    Responsibility.  It is expressly understood and agreed that the
               --------------
obligations of each Agent under the Loan Papers are only those expressly set forth in the Loan Papers and that each Agent shall be entitled to assume that no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred and is continuing, unless such Agent has actual knowledge of such fact or has received notice from a Bank that such Bank considers that an Event of Default or such event has occurred and is continuing and specifying the nature thereof. Neither Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it under or in connection with the Loan Papers, except for its own gross negligence or willful misconduct. Neither Agent shall incur any liability under or in respect of any of the Loan Papers by acting upon any notice, consent, certificate, warranty or other paper or instrument reasonably believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be reasonably necessary or desirable under the circumstances.

     The relationship between each Agent and each Bank is only that of agent and principal and has no fiduciary aspects, and each Agent's duties hereunder are acknowledged to be only ministerial and not involving the exercise of discretion on its part. Nothing in this Loan Agreement or elsewhere contained shall be construed to impose on any Agent any duties or responsibilities other than those for which express provision is herein made. In performing its duties and functions hereunder, neither any Agent assumes and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for, Company. As to any matters not expressly provided for by this Loan Agreement, neither Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Majority Banks and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that
                                                    --------  -------
neither Agent shall be required to take any action which is contrary to this Loan Agreement or applicable law.

     11.06.    Notices of Event of Default.  In the event that any Agent shall
               ---------------------------
have acquired actual knowledge of any Event of Default or of an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, such Agent shall promptly give notice thereof to the other Banks.

     11.07.    Independent Investigation.  Each Bank severally represents and
               -------------------------
warrants to each Agent that it has made its own independent investigation and assessment of the financial condition and affairs of Company in connection with the making and continuation of its participation in the Loans hereunder and has not relied exclusively on any information provided to such Bank by such Agent in connection herewith, and each Bank represents, warrants and undertakes to each Agent that it shall continue to make its own independent appraisal of the creditworthiness of Company while the Loans are outstanding or its commitment hereunder is in force.

     11.08.    INDEMNIFICATION.  BANKS AGREE TO INDEMNIFY EACH AGENT (TO THE
               ---------------
EXTENT NOT REIMBURSED BY COMPANY), RATABLY ACCORDING TO THE PROPORTION THAT THE RESPECTIVE PRINCIPAL AMOUNTS OF THE NOTE HELD BY EACH OF THEM BEARS TO THE SUM OF THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (OTHER THAN THOSE ARISING SOLELY BY REASON OF AGENT BEING A BANK) WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST SUCH AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN PAPERS OR ANY ACTION TAKEN OR OMITTED BY SUCH AGENT UNDER THE LOAN PAPERS, PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM ANY AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     11.09.    Forwarding of Information to Banks.  Unless otherwise specified
               ----------------------------------
in this Loan Agreement, each Agent agrees to deliver or cause to be delivered to each Bank, within two (2) Business Days, copies of all notices, reports, certificates and other information received from Company or any of its Subsidiaries in connection with this Loan Agreement or any other Loan Papers if such notices, reports, certificates or other such information was not otherwise delivered to such Bank by Company or any other Agent.

     11.10.    Benefit of Article 11.  The agreements contained in this Article
               ---------------------
11 are solely for the benefit of Agents and Banks, and are not for the benefit of, or to be relied upon by, Company, or any third party.


                                  ARTICLE 12
                                  ----------

       SPECIAL PROVISIONS FOR EURODOLLAR AND CD LOANS; YIELD PROTECTION
       ----------------------------------------------------------------

     12.01.    Inadequacy of Pricing.  If
               ---------------------

     (A) with respect to an Interest Period for any Eurodollar Borrowing:

          (i) Administrative Agent determines that, by reason of circumstances affecting the interbank eurodollar market generally, deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the interbank eurodollar market for such Interest Period, or

          (ii) Majority Banks advise Administrative Agent that the InterBank Offered Rate as determined by Administrative Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding the Eurodollar Borrowing for such Interest Period; or

     (B) with respect to an Interest Period for any CD Borrowing:

          (i) no timely quotations of the applicable rate are offered to Reference Banks by certificate of deposit dealers for their certificates of deposit as contemplated herein, or

          (ii) Majority Banks advise Administrative Agent that the CD Quoted Rate as determined by Administrative Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding the CD Borrowing, (such Eurodollar Advances or CD Advances that become subject to the foregoing provisions of this Section 12.01 are herein called the "Affected Borrowings"), then Administrative Agent shall forthwith give notice thereof to Company and Banks, whereupon until Administrative Agent notifies Company that the circumstances giving rise to such suspension no longer exist, (a) the obligation of Banks to make the Affected Borrowings shall be suspended and (b) Company shall either (i) repay in full the then-outstanding principal amount of the Affected Borrowings, together with accrued interest thereon on the last day of the then-current Interest Period applicable to such Affected Borrowings, or (ii) convert such Affected Borrowings to Floating Base Borrowings or any other Borrowing that is not an Affected Borrowing in accordance with Section 2.02(c) of this Loan Agreement on the last day of the then-current Interest Period applicable to each such Affected Borrowing.

     12.02.    Illegality.  If, after the date of this Loan Agreement, the
               ----------
adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank to make, maintain or fund its Eurodollar Advances or CD Advances, and such Bank shall so notify Administrative Agent, Administrative Agent shall forthwith give notice thereof to Banks and Company. Before giving any notice pursuant to this Section 12.02 that affects Eurodollar Advances, such Bank shall designate a different Eurodollar lending office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to any non-trivial extent to such Bank (as determined in good faith by such Bank) (the Eurodollars Advances or CD Advances that become subject to the provisions of this Section 12.02 are herein called "Affected Borrowings"). Upon receipt of such notice, Company shall either (i) repay in full the then outstanding principal amount of the Affected Borrowings of such Bank, together with accrued interest thereon, or (ii) convert such Affected Borrowings to or any other Borrowing that is not an Affected Borrowing, on either (a) the last day of the then current Interest Period applicable to such Affected Borrowings if such Bank may lawfully continue to maintain and fund such Affected Borrowings to such day or (b) immediately if such Bank may not lawfully continue to fund and maintain such Affected Borrowings to such day.

     12.03.    Increased Costs for Loans.  If any Governmental Authority,
               -------------------------
central bank or other comparable authority, shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve requirement included in the Eurodollar or CD Reserve Requirement of such Bank), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank, or shall impose on any Bank (or its Eurodollar lending office) or the interbank eurodollar market any other condition affecting its Eurodollar Advances, CD Advances, the Note or its obligation to make Eurodollar Advances; and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining its Eurodollar Advances, CD Advances, or to reduce the amount of any sum received or receivable by such Bank under this Agreement, or under the Note, by an amount deemed by such Bank to be material (the Eurodollars Advances or CD Advances that become subject to the provisions of this Section 12.03 are herein called "Affected Borrowings"), then, within five (5) days after demand by such Bank (with a copy to Administrative Agent) Company shall pay to Administrative Agent, for the account of such Bank, such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify Company and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. If any Bank demands compensation under this Section, then Company may at any time, upon at least five (5) Business Days' prior notice to such Bank through Administrative Agent, either (i) repay in full the then outstanding Affected Borrowings of such Bank, together with accrued interest thereon to the date of prepayment or (ii) convert such Affected Borrowings to or any other Borrowing that is not an Affected Borrowing in accordance with the provisions of this Loan Agreement; provided, however, that Company shall be liable for any Consequential Loss arising pursuant to such actions.

     12.04.    Effect on Other Loans.  If notice has been given pursuant to
               ---------------------
Section 5.02 or Section 5.03 requiring the Affected Borrowings of any Bank to be repaid or converted, then unless and until such Bank notifies Company that the circumstances giving rise to such repayment no longer apply, all Advances or any other Borrowing that are not Affected Borrowings shall be Advances. If such Bank notifies Company that the circumstances giving rise to such repayment no longer apply, Company may thereafter select Advances to be Borrowings that were formerly Affected Borrowings in accordance with Section 2.02(c) of this Loan Agreement.

     12.05.    Payments Not At End of Interest Period.  If Company makes any
               --------------------------------------
payment of principal with respect to any Eurodollar Borrowing or CD Borrowing on any day other than the last day of an Interest Period applicable to such Eurodollar Borrowing or CD Borrowing, then Company shall reimburse each Bank on demand the Consequential Loss incurred by it as a result of the timing of such payment. A certificate of each Bank setting forth the basis for the determination of the amount of Consequential Loss shall be delivered to Company through Administrative Agent and shall, in the absence of manifest error, be conclusive and binding. Any conversion of (i) a Eurodollar Borrowing to a CD Borrowing or Floating Base Borrowing or (ii) a conversion of a CD Borrowing to a Eurodollars Borrowing or a Floating Base Borrowing on any day other than the last day of the Interest Period for such Eurodollar Borrowing shall be deemed a payment for purposes of this Section.

     12.06.    Capital Adequacy.  If, after the date hereof, any Bank shall
               ----------------
determine that either (i) the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy and applicable to commercial banks or financial institutions generally or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (ii) compliance by such Bank (or any lending office of such Bank) with any request or directive applicable to commercial banks or financial institutions generally regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on such Bank's capital or the capital of such Bank's holding company as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Administrative Agent), Company shall pay to such Bank such additional amount or amounts as will adequately compensate such Bank for such reduction. Each Bank will promptly notify Company and Administrative Agent of any event of which it has actual knowledge, occurring after the date thereof, which will entitle such Bank to compensation pursuant to this Section 12.06. A certificate of such Bank claiming compensation under this Section 12.06 and setting forth the additional amount of amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

                                  ARTICLE 13
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     13.01.    Modification.  All modifications, consents, amendments or waivers
               ------------
of any provision of any Loan Paper, or consent to any departure by Company therefrom, shall be effective only if the same shall be in writing and concurred in by Majority Banks and then shall be effective only in the specific instance and for the purpose for which given; provided, however, that no change in the provisions of this Loan Agreement which has the effect of (i) increasing the Borrowing Base then in effect or increasing the Commitment then in effect or any Bank's Percentage of the Commitment then in effect, (ii) reducing or increasing the amount of principal or interest or rate of interest otherwise due on any Note or any fee payable by Company hereunder, (iii) postponing, extending, forbearing, or waiving the date on which any payment of principal, interest or fee is due hereunder or extending the Maturity Date, (iv) modifying the amount of any Scheduled Installment that may become due hereunder, (v) modifying the definition of "Majority Banks," or Section 13.01 hereof, (vi) modifying the number or percentage of Banks required to effect any modification, consent, amendment or waiver of any provision of any Loan Paper, (vii) releasing any guarantor of the Loan or any portion thereof or (viii) releasing any security interest in any material or significant collateral that may secure the Loan (in the event Section 8.19 should become applicable) shall be effective absent the concurrence of all Banks. Should any Bank withhold consent to any change in an interest rate, increase in the amount of the Loan Commitment, extension of the time for payment of any Note, or extension of the Maturity Date approved by Majority Banks, the remaining consenting Banks shall have the option of purchasing from the non-consenting Bank its Note, such purchase to be made ratably by such remaining Banks in proportion to such Banks' respective Percentages.

     13.02.    Accounting Terms and Reports.  All accounting terms not
               ----------------------------
specifically defined in this Loan Agreement shall be construed in accordance with Generally Accepted Accounting Principles consistently applied on the basis used by Company in prior years. All financial reports furnished by Company to Banks pursuant to this Loan Agreement shall be prepared in such form and such detail as shall be satisfactory to Banks, shall be prepared on the same basis as those prepared by Company in prior years and shall be the same financial reports as those furnished to Company's officers and directors. All financial projections furnished by Company to Banks pursuant to this Loan Agreement shall be prepared in such form and such detail as shall be satisfactory to Banks and shall be prepared on the same basis as the financial reports furnished by Company to Banks.

     13.03.    Waiver.  No failure to exercise, and no delay in exercising, on
               ------
the part of any Bank, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of Banks hereunder and under the Loan Papers shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Loan Agreement, the Notes or any Loan papers, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     13.04.    Payment of Expenses; Documentary Taxes; Indemnification.
               -------------------------------------------------------

          (a) Company agrees to pay (i) all out-of-pocket costs and expenses of Administrative Agent, either Agent and each Bank (including without limitation the reasonable fees, expenses and disbursements of legal counsel retained by Agents as legal counsel for Banks, but no other legal counsel for any Bank retained separately by such Bank) in connection with the negotiation, preparation, execution and delivery of this Loan Agreement and the other Loan Papers, (ii) all out-of-pocket costs and expenses incurred by Administrative Agent, either Agent and each Bank (including without limitation the reasonable fees, expenses and disbursements of legal counsel retained by Agents as legal counsel for Banks, but no other legal counsel for any Bank retained separately by such Bank), in connection with the administration of this Loan Agreement, the Notes, the other Loan Papers and any and all amendments, modifications and supplements thereof or thereto and the preservation and enforcement of Banks' rights under this Loan Agreement, the Notes and/or the other Loan Papers and
(iii) if an Event of Default occurs, all out-of-pocket costs and expenses incurred by Administrative Agent, either Agent and each Bank (including without limitation the reasonable fees, expenses and disbursements of legal counsel for Administrative Agent, each Agent and each Bank) in connection with such Event of Default and any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. Company shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Loan Agreement or the Notes.

          (b) COMPANY AGREES TO INDEMNIFY EACH BANK AND HOLD EACH BANK HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS AND EXPENSES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL, WHICH MAY BE INCURRED BY ANY BANK (OR BY ADMINISTRATIVE AGENT OR EITHER AGENT IN CONNECTION WITH THEIR ACTIONS AS ADMINISTRATIVE AGENT OR EITHER AGENT HEREUNDER) IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING (WHETHER OR NOT SUCH BANK SHALL BE DESIGNATED A PARTY THERETO) RELATING TO OR ARISING OUT OF THIS LOAN AGREEMENT OR ANY ACTUAL OR PROPOSED USE OF PROCEEDS OF LOANS HEREUNDER; PROVIDED THAT NO BANK SHALL HAVE
                                             --------
THE RIGHT TO BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED,
                                                               --------
FURTHER, THAT COMPANY'S INDEMNIFICATION OF ADMINISTRATIVE AGENT, EACH AGENT AND
-------
EACH BANK SHALL INCLUDE ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS AND EXPENSES ARISING OUT OF OR CONNECTED WITH ANY CLAIM ASSERTED BY OR CAUSE OF ACTION BROUGHT BY ANY SHAREHOLDER OF COMPANY OR ANY OTHER PERSON WHICH ALLEGES OR ASSERTS THAT THE TRANSACTIONS

CONTEMPLATED BY OR CONSUMMATED UNDER OR PURSUANT TO THE INDENTURE OR REGISTRATION STATEMENT OR THE ISSUANCE OF THE SUBORDINATED INDEBTEDNESS VIOLATE OR CONTRAVENE ANY STATE OR FEDERAL SECURITIES LAW, RULE OR REGULATION.

     13.05.    Notices.  Except for telephonic notices permitted herein, any
               -------
notices or other communications required or permitted to be given by this Loan Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telecopy or facsimile delivered or transmitted, to the party to whom such notice or communication is directed and if between any Bank or Administrative Agent or any Agent and Company, confirmed by a hard copy sent by overnight delivery service for delivery the following day, to the address of such party as follows:

(a)  Company:                          (b)  Any Agent or any Bank:

     Cross Timbers Oil Company              At its address shown below its name
     810 Houston Street, Suite 2000         on the signature pages hereof.
     Fort Worth, Texas 76102
     (Attention: John O'Rear)
     Telecopy No. (817) 870-1671

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the party to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telecopy, on the day that such notice is transmitted as aforesaid; provided, however, that any telephonic or other notice received by Administrative Agent or any Agent or any Bank after 12:00 noon New York time on any day from Company pursuant to Section 2.02 (with respect to a Request for Borrowing) shall be deemed for the purposes of such Section to have been given by Company on the next succeeding Business Day. Any party may change its address for purposes of this Loan Agreement by giving notice of such change to the other parties pursuant to this Section 13.05.

     13.06.    GOVERNING LAW.  THIS LOAN AGREEMENT HAS BEEN PREPARED, IS BEING
               -------------
EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT AND ALL OF THE OTHER LOAN PAPERS, UNLESS OTHERWISE SPECIFIED THEREIN OR UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION. NOTHING IN THIS SECTION 13.06 OR ANY OTHER PROVISION OF THIS LOAN AGREEMENT OR ANY NOTE IS INTENDED TO SUBJECT TO A

LIMITATION IMPOSED BY TEXAS LAW THE MAXIMUM NON-USURIOUS RATE OF INTEREST OTHERWISE PERMITTED TO BE CHARGED BY ANY BANK UNDER THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA AND THE LAWS OF THE STATE IN WHICH SUCH BANK IS LOCATED.

     13.07.    Choice of Forum; Consent to Service of Process and Jurisdiction;
               ----------------------------------------------------------------
Waiver of Rights to Jury Trial.  Any suit, action or proceeding against Company
------------------------------
with respect to this Loan Agreement, the Notes or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Tarrant, or in the United States courts located in the State of Texas as Majority Banks in their sole discretion may elect and Company hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Company hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon any president, vice president or chief financial officer of Company as Process Agent, and Company hereby irrevocably appoints the Process Agent, as its true and lawful attorney-in-fact in the name, place and stead of Company to accept such service of any and all such writs, process and summonses, and agrees that the failure of Process Agent to give any notice of such service of process to it shall not impair or affect the validity of such service or of any judgment based thereon. Company hereby further irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Administrative Agent by registered or certified mail, postage prepaid, to its address set forth in Section 13.05 hereof. Company hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Loan Agreement or any Note brought in the courts located in the State of Texas, County of Tarrant, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. COMPANY AND EACH BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS LOAN AGREEMENT OR ANY OTHER LOAN PAPERS OR THE ACTS OR OMISSIONS OF THE BANKS IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS LOAN AGREEMENT OR ANY OTHER LOAN PAPERS OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR BANKS ENTERING INTO THIS AGREEMENT.

     13.08.    Invalid Provisions.  If any provision of any Loan Paper is held
               ------------------
to be illegal, invalid or unenforceable under present or future laws during the term of this Loan Agreement, such provision shall be fully severable; such Loan Paper shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Paper; and the remaining provisions of such Loan Paper shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Paper. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of such Loan Paper a provision mutually agreeable to Company, Administrative Agent and Majority Banks as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event Company, Administrative Agent, and Majority Banks are unable to agree upon a provision to be added to the Loan Paper within a period of ten (10) Business Days after a provision of the Loan Paper is held to be illegal, invalid or unenforceable, then a provision acceptable to Administrative Agent and Majority Banks as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to such Loan Paper. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

     13.09.    Maximum Interest Rate.  Regardless of any provision contained in
               ---------------------
any of the Loan Papers, Banks shall never be entitled to receive, collect or apply as interest on the Notes any amount in excess of the Maximum Rate, and, in the event that any Bank ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligations is paid in full, any remaining excess shall forthwith be paid to Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Company and Banks shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof; and
(iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes so that the interest rate is uniform throughout the entire term; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Banks shall refund to Company the amount of such excess or credit the amount of such excess against the principal amount of the Notes and, in such event, Banks shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

     13.10.    Offset.  Company hereby grants to Administrative Agent and each
               ------
Bank the right of offset, to secure repayment of the Notes, upon any and all moneys, securities or other property of Company and the proceeds therefrom, now or hereafter held or received by or in transit to Administrative Agent or Banks, or any of them, or any of their agents, from or for the account of Company, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Company, and any and all claims of Company against Administrative Agent or Banks (or any of them) at any time existing.

     13.11.    Article 14.10(b).  Company, Administrative Agent and Banks hereby
               ----------------
agree that, except for Article 14.10(b) thereof, the provisions of Chapter 15 of Title 79 of the Revised Civil Statutes of Texas, 1925, as amended (regulating certain revolving credit loans and revolving tri-party accounts) shall not apply to the Loan Papers.

     13.12.    Entirety.  The Loan Papers embody the entire agreement between
               --------
the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

     13.13.    Headings.  Section headings are for convenience of reference only
               --------
and shall in no way affect the interpretation of this Loan Agreement.

     13.14.    Survival.  All representations and warranties made by Company
               --------
herein shall survive delivery of the Notes and the making of the Loans.

     13.15.    Successors and Assigns.
               ----------------------

          (a) The provisions of this Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Company may not assign or otherwise transfer any of its rights under this Loan Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to Company, Administrative Agent and Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and Company, Administrative Agent and Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. The rights and entitlements of any Bank under Article 12 shall be determined for purposes of this Loan Agreement on the basis of what such Bank would be entitled to receive under this Loan Agreement had it not granted any participating interest to any Participant, whether or not such Bank has in fact done so, and any election, determination or approval to be made by Majority Banks pursuant to Section 12.06 shall be made solely and exclusively by Banks who are signatories hereto which constitute Majority Banks, with no recognition being given to any Participant of any such Bank. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Loan Agreement; provided that such participation
                                         --------
agreement may provide that such Bank will not agree to any modification, amendment or waiver of any provision of this Loan Agreement which has the effect of (i) adjusting the Participant's or any Bank's Commitment, (ii) reducing or increasing the amount of principal or accrued interest otherwise due on any Note or any fee payable by Company hereunder, (iii) postponing, extending, forbearing or waiving the date on which any payment of principal, interest or fee is due hereunder or extending the Maturity Date, (iv) modifying the amount of any Scheduled Installment that may become due hereunder, or (v) modifying the definition of Majority Banks hereof without the consent of the Participant and may contain any other provisions, or such participation may take place on such other terms, as such Bank deems appropriate. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Loan Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all or a portion of its rights and obligations under this Loan Agreement and the Loan Papers, and such Assignee shall assume such rights and obligations, pursuant to an instrument executed by such Assignee and such transferor Bank, with (and subject to) notice to, and the consent of, Company (which consent shall not be unreasonably withheld), Administrative Agent and Agents; provided
                                                                      --------
that if an Assignee is an affiliate of such transferor Bank, such notice shall be given but no such consent shall be required; and provided, further, that no
                                                    --------  -------
assignment representing less than $5,000,000 in Commitments shall be permitted. Upon execution and delivery of such an instrument any payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Loan Agreement and shall have all the rights and obligations of a Bank with Commitment(s) as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, Administrative Agent and Company shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Company and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes on such form of certificate which is satisfactory to Administrative Agent.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee or other transferee of any Bank's rights shall be entitled to receive any greater payment under Article 12 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with Company's prior written consent or by reason of the provisions of Article 12 requiring such Bank to designate a different lending office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     13.16     Foreign Banks, Participants, and Assignees.  Each Bank,
               ------------------------------------------
Participant (by accepting a participation interest under this Loan Agreement), and Assignee (by executing an assignment and assumption agreement in a form acceptable to Agents) that is not organized under the laws of the United States of America or one of its states (a) represents to Administrative Agent and Company that (i) no Taxes assessed by any Governmental Authority in the United States are required to be withheld by Administrative Agent or Company with respect to any payments to be made to it in respect of the Obligations and (ii) it has furnished to Administrative Agent and Company two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1006, Form W-8, or other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Papers, and (b) covenants to (i) provide Administrative Agent and Company a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form according to applicable laws and regulations, duly executed and completed by it, and (ii) comply from time to time with all applicable laws and regulations with regard to the withholding tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Company and Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Papers any United States federal income tax at the minimum rate under the Internal Revenue Code of 1986, as amended, without reimbursement pursuant to Section 4.08.

     13.17.    No Third Party Beneficiary.  The parties do not intend the
               --------------------------
benefits of this Loan Agreement to inure to any third party, nor shall this Loan Agreement be construed to make or render Administrative Agent, either Agent or Banks liable to any materialmen, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Company, or for debts or claims accruing to any such persons against Company. Notwithstanding anything contained herein or in the Notes, or in any other Loan Paper, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Loan Agreement or any of the other Loan Papers, neither this Loan Agreement nor any other Loan Paper shall be construed as creating any right, claim or cause of action against Administrative Agent, either Agent or Banks, or any of their officers, directors, agents or employees, in favor of any materialmen, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Company, nor to any other person or entity other than Company.

     13.18     Acknowledgements.  Company hereby acknowledges that:
               ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement and the other Loan Papers;

          (b) neither the Administrative Agent, either Agent nor any Bank has any fiduciary relationship with or duty to Company arising out of or in connection with this Loan Agreement or any of the other Loan Papers, and the relationship between Administrative Agent, either Agent and Banks, on one hand, and Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Papers or otherwise exists by virtue of the transactions contemplated hereby among Banks or among Company and Banks.

     13.19.    Multiple Counterparts.  This Loan Agreement may be executed in
               ---------------------
any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

     13.20.    Notice and Acknowledgment of No Oral Agreements.  In
               -----------------------------------------------
consideration of the making of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Company and Banks, Company and Banks (i) agree that Company and Banks' execution of this Loan Agreement constitutes acknowledgment that each Bank and Company have read and understand this Loan Agreement; and (ii) acknowledge receipt of the following Notice:

     NOTICE:  THIS LOAN AGREEMENT AND ALL OTHER LOAN PAPERS RELATING TO THIS
     ------
LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENT THE FINAL AGREEMENT BETWEEN COMPANY AND BANKS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF COMPANY AND BANKS.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN COMPANY AND BANKS RELATING TO THIS LOAN.

     IN WITNESS WHEREOF, the undersigned have executed this Loan Agreement as of the day and year first above written.



                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:  /s/ JOHN O'REAR
                                 --------------------------------------------
                                   John O'Rear, Vice President and Treasurer

ADMINISTRATIVE AGENT
---------------------

MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK


By: /s/ JOHN G. KOWALCZUK
   ------------------------------------
    John G. Kowalczuk, Vice President

Address for Notice:
------------------
Morgan Guaranty Trust Company
   of New York
60 Wall Street
New York, New York 10015
Telecopy No. (212) 648-5023

SYNDICATION AGENT:
-----------------

NATIONSBANK OF TEXAS, N.A.


By: /s/ J. SCOTT FOWLER
   ----------------------------------------
    J. Scott Fowler, Vice President

Address for Notice:
------------------
NationsBank of Texas, N.A.
901 Main Street, The Plaza, 64th Floor
P. O. Box 830104
Dallas, Texas  75283-0104
Attention:  Energy Finance Division
Telecopy No: (214) 508-1285

                              BANKS:
                              -----

                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK


                              By: /s/ JOHN G. KOWALCZUK
                                 -------------------------------------
                                  John G. Kowalczuk, Vice President

                              Address for Notice:
                              ------------------

                              Domestic Lending Office
                              -----------------------
                              Morgan Guaranty Trust Company
                                of New York
                              60 Wall Street
                              New York, New York  10015
                              Telex number:  420230
                              Telecopy Number: (212) 648-5023

                              Eurodollar Lending Office
                              -------------------------
                              Morgan Guaranty Trust Company
                                of New York, Channel Islands Branch
                              c/o MORGAN CHRISTIANA CORP.
                              Euro-Loan Servicing Unit
                              902 Market Street
                              Wilmington, Delaware  19801
                              Telex number:  835369

                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ J. SCOTT FOWLER
                                 -----------------------------------
                                  J. Scott Fowler, Vice President

                              Address for Notice:
                              ------------------
                              NationsBank of Texas, N.A.
                              901 Main Street, The Plaza, 64th Floor
                              P. O. Box 830104
                              Dallas, Texas  75283-0104
                              Attention:  Energy Finance Division
                              Telecopy Number: (214) 508-1285

                         TEXAS COMMERCE BANK
                            NATIONAL ASSOCIATION


                         By: /s/ TIMOTHY E. PERRY
                            --------------------------------------------
                             Timothy E. Perry, Senior Vice President

                         Address for Notice:
                         ------------------
                         Texas Commerce Bank National Association
                         2200 Ross Avenue, 3rd Floor
                         Dallas, Texas  75201
                         Telecopy Number: (214) 922-2389

                         BANKBOSTON, N.A.


                         By: /s/ TIMOTHY J. NORTON
                            ---------------------------------------
                         Name: Timothy J. Norton
                              -------------------------------------
                         Title: Vice President
                               ------------------------------------

                         Address for Notice:
                         ------------------
                         BankBoston, N.A.
                         100 Federal Street, M/S 01-08-02
                         Boston, Massachusetts  02110
                         Telecopy Number: (617) 434-3652

                         WELLS FARGO BANK (TEXAS), N.A.


                         By: /s/ CHARLES D. KIRKHAM
                            ----------------------------------------
                             Charles D. Kirkham, Vice President

                         Address for Notice:
                         ------------------
                         Wells Fargo Bank (Texas), N.A.
                         1445 Ross Avenue, Suite 400
                         Dallas, Texas  75202-2812
                         Telecopy Number: (214) 777-4044

                         CIBC INC.


                         By: /s/ ALEKSANDRA K. DYMANUS
                            ---------------------------------------
                         Name: Aleksandra K. Dymanus
                              -------------------------------------
                         Title:
                               ------------------------------------


                         Address for Notice:
                         ------------------
                         CIBC Inc.
                         Two Paces West
                         2727 Paces Ferry Road
                         Suite 1200
                         Atlanta, Georgia  30339
                         Telecopy Number: (404) 319-4950

                         OVERTON BANK AND TRUST, N.A.


                         By: /s/ W.H. ADAMS
                            -----------------------------------------------
                             W.H. (Bill) Adams, III, Senior Vice President

                         Address for Notice:
                         ------------------
                         Overton Bank and Trust, N.A.
                         Continental Plaza, Suite 100
                         777 Main Street
                         Fort Worth, Texas  76102-5304
                         Telecopy Number: (817) 336-5615

                         ABN-AMRO BANK N.V., HOUSTON AGENCY
                         By:   ABN-AMRO NORTH AMERICA, INC.


                         By: /s/ H. GENE SHIELS
                            ---------------------------------------
                         Name: H. Gene Shiels
                              -------------------------------------
                         Title: Vice President
                               ------------------------------------


                         By: /s/ CHARLES W. RANDALL
                            ---------------------------------------
                         Name: Charles W. Randall
                              -------------------------------------
                         Title: Senior Vice President
                               ------------------------------------

                         Address for Notice:
                         ------------------
                         ABN-AMRO Bank N.V., Houston Agency
                         Three Riverway, Suite 1700
                         Houston, Texas  77056
                         Telecopy Number: (713) 629-7533

                         BANK OF MONTREAL


                         By: /s/ BOBBY ROBERTS
                            ---------------------------------------
                             Bobby Roberts, Director

                         Address for Notice:
                         ------------------
                         Bank of Montreal
                         700 Louisiana, Suite 4400
                         Houston, Texas  77002
                         Telecopy Number: (713) 223-4007

                         THE BANK OF NEW YORK


                         By: /s/ RAYMOND J. PALMER
                            ---------------------------------------
                         Name: Raymond J. Palmer
                              -------------------------------------
                         Title: Vice President
                               ------------------------------------

                         Address for Notice:
                         ------------------
                         Bank of New York
                         One Wall Street, 19th Floor
                         New York, NY  10286
                         Telecopy Number: (212) 635-7923

                         BANQUE PARIBAS


                         By: /s/ MIKE FIUZAT
                            ---------------------------------------
                             Mike Fiuzat, Assistant Vice President

                         By: /s/ BARTON D. SCHOUEST
                            ---------------------------------------
                         Name: Barton D. Schouest
                              -------------------------------------
                         Title: Group Vice President
                               ------------------------------------

                         Address for Notice:
                         ------------------
                         Banque Paribas
                         1200 Smith, Suite 3100
                         Houston, Texas  77002
                         Attention: Mike Fiuzat
                         Telecopy Number: (713) 659-6915

                         CREDIT LYONNAIS NEW YORK BRANCH

                         By: /s/ PASCAL POUPELLE
                            -------------------------------------------
                             Pascal Poupelle, Executive Vice President

                         Address for Notice:
                         ------------------
                         Credit Lyonnais Houston Representative Office 1000 Louisiana, Suite 5360
                         Houston, Texas  77002
                         Attention:  John M. Falbo,
                                     Vice President and Group Head
                         Telecopy Number: (713) 751-0307

                                   EXHIBITS
                                      TO
                        REVOLVING CREDIT LOAN AGREEMENT


"A"  -    Form of Revolving Promissory Note

"B"  -    Request for Floating Base Borrowing

"C"  -    Request For CD Borrowing

"D"  -    Request for Eurodollar Borrowing

"E"  -    Scheduled Installment Certificate

"F"  -    List of Subsidiaries

"G"  -    Opinion of Counsel for Company (Kelly, Hart & Hallman, P.C.)


                                   SCHEDULES
                                      TO
                        REVOLVING CREDIT LOAN AGREEMENT

"I"  -    List of Banks and each Bank's Percentage and share of the initial
          Commitment

                                  EXHIBIT "A"

                           REVOLVING PROMISSORY NOTE


$__________________          New York, New York                   May 28, 1997


     1. FOR VALUE RECEIVED, CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Maker"), hereby unconditionally promise to pay to the order of ______________________________ ("Payee") at the principal office of Morgan
Guaranty Trust Company of New York, the sum of _______________________________ AND NO/100 DOLLARS ($_____________) (or, if less, so much thereof as may be advanced by Payee to Maker pursuant to Section 2.01 of the Loan Agreement), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to such terms in the Loan Agreement referred to below.

     2. The unpaid principal amount of, and accrued unpaid interest on, this Note shall be payable in accordance with the Loan Agreement, but not later than June 30, 2002.

     3. The unpaid principal amount of all Advances hereunder shall bear interest from the date of advance until maturity at a rate per annum which is provided in the Loan Agreement and which is selected by Maker pursuant to the Loan Agreement. The interest rate specified in this section shall be subject to adjustment under the circumstances described in the Loan Agreement. Interest shall be computed in the manner provided in the Loan Agreement.

     4. Regardless of any provision contained in this Note, the Loan Agreement or any other document executed or delivered in connection therewith, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event that Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

     5. This Note has been executed and delivered pursuant to, and is subject to, that certain Revolving Credit Agreement dated May 28, 1997, among Maker, Banks (as defined therein), Morgan Guaranty Trust Company of New York and NationsBank of Texas, N.A., as Arrangers, Morgan Guaranty Trust Company of New York, as Administrative Agent and NationsBank of Texas, N.A, as Syndication Agent (the "Loan Agreement"), and this Note is one of the "Notes" referred to in the Loan Agreement, and the holder of this Note shall be entitled to the benefits provided in the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of (i) the prepayment rights and obligations of Maker and (ii) the events upon which the maturity of this Note may be accelerated.

     6. Should the principal of, or any installment of interest on, this Note become due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder is not paid when due, whether at maturity or by acceleration, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership, probate or other court proceedings, Maker agrees to pay all costs of collection, including, but not limited to, attorneys' fees and court costs incurred by the holder hereof. All past-due principal of, and, to the extent permitted by applicable law, interest on, this Note shall bear interest until paid at the lesser of (a) the Floating Base Rate from time to time in effect, plus three percent (3%), or (b) the Maximum Rate.

     7. Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payment or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     8. All Advances made by Payee or Administrative Agent on behalf of Payee, the respective Interest Periods thereof, and all repayments of the principal thereof shall be recorded by Payee or Administrative Agent on behalf of Payee and, prior to any transfer hereof, endorsed by Payee or Administrative Agent on behalf of Payee on the schedule attached hereto, or on a continuation of such schedule attached to and a part hereof, provided that the failure of Payee to
                                        --------
make any such recordation of endorsement shall not affect the Obligations of Maker hereunder or under the Loan Agreement.

                             MAKER:
                             -----

                             CROSS TIMBERS OIL COMPANY, a Delaware corporation


                             By:
                                -----------------------------------------------
                                  John O'Rear, Vice President and Treasurer

                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL

                                                       Unpaid     Unpaid
                                          Amount of   Principal  Principal
           Amount     Type                Principal    Balance   Balance of
             of        of     Interest     Paid or       of      Promissory  Notation
Date       Advance   Advance    Period     Prepaid     Advance      Note      Made
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                  EXHIBIT "B"

                      REQUEST FOR FLOATING BASE BORROWING
                      -----------------------------------

     1. This Request for Floating Base Borrowing is executed and delivered by Cross Timbers Oil Company, a Delaware corporation ("Borrower"), to Morgan Guaranty Trust Company of New York, as "Administrative Agent", pursuant to
Section 2.02 of that certain Revolving Credit Agreement dated as of May 28, 1997, among Borrower, Banks, Agents therein named and the Administrative Agent (the "Agreement"). Any terms used herein and not defined herein shall have the meaning assigned to them in the Agreement.

     2. Borrower hereby requests that Banks make a Floating Base Borrowing to Borrower pursuant to the Agreement as follows:

     (a) Amount of Floating Base Borrowing:  $ _______________.

     (b) Date of Floating Base Borrowing:  _________________, 199__.

     (c) Nature of Floating Base Borrowing (check one box only):

             Advance (new money).


             Rollover of prior Floating Base Borrowing.


             Conversion from prior Borrowing.


     (d) Borrowing Base Percentage after giving effect
         to the requested Borrowing hereunder:                     _______%.

     3. Borrower hereby represents, warrants, and certifies to Banks that as of the date of the Floating Base Borrowing requested herein:

     (a) There exists no Event of Default or event which with notice or lapse of time or both could constitute an Event of Default.

     (b) Borrower has performed and complied with all agreement and conditions contained in the Agreement which are required to be performed or complied with by Borrower.

     (c) The representations and warranties contained in the Section 6 of the Agreement are true in all respects, with the same force and effect as though made on and as of the date of this Floating Base Borrowing, except that, if this Borrowing is a rollover or conversion of a prior Borrowing but does not constitute an Advance for new money, Borrower does not warrant or represent that no Material Adverse Effect has occurred in the financial condition or business of Borrower or a Subsidiary, as provided in Section 6.06 of the Agreement.

     4.  This Request for Floating Base Borrowing is executed on
_______________, 19__, by an authorized officer of Cross Timbers Oil Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                                  EXHIBIT "C"

                           REQUEST FOR CD BORROWING
                           ------------------------

     1. This Request for CD Borrowing is executed and delivered by Cross Timbers Oil Company, a Delaware corporation ("Borrower"), to Morgan Guaranty Trust Company of New York, as "Administrative Agent", pursuant to Section 2.02 of that certain Revolving Credit Agreement dated as of May 28, 1997, among Borrower, the Banks and Agents therein named and the Administrative Agent (the "Agreement"). Any terms used herein and not defined herein shall have the meaning assigned to them in the Agreement.

     2. Borrower hereby requests that Banks make a CD Borrowing to Borrower pursuant to the Agreement as follows:

     (a)    Amount of CD Borrowing:     $ _______________.

     (b)    Date of CD Borrowing:    _________________, 199__.

     (c)    CD Interest Period: _________________________-day.

     (d)    Nature of CD Borrowing (check one box only):

            [ ]   Advance (new money).


            [ ]   Rollover of prior CD Borrowing.


            [ ]   Conversion from prior Borrowing.


     (e)    Borrowing Base Percentage after giving effect
            to the requested Borrowing hereunder:             _______%.

     3. Borrower hereby represents, warrants, and certifies to Banks that as of the date of the CD Borrowing requested herein:

     (a) There exists no Event of Default or event which with notice or lapse of time or both could constitute an Event of Default.

     (b) Borrower has performed and complied with all agreement and conditions contained in the Agreement which are required to be performed or complied with by Borrower.

     (c) The representations and warranties contained in the Section 6 of the Agreement are true in all respects, with the same force and effect as though made on and as of the date of this CD Borrowing, except that, if this Borrowing is a rollover or conversion of a prior Borrowing but does not constitute an Advance for new money, Borrower does not warrant or represent that no Material Adverse Effect has occurred in the financial condition or business of Borrower or a Subsidiary, as provided in Section 6.06 of the Agreement.

     4. This Request for CD Borrowing is executed on _______________, 19__, by an authorized officer of Cross Timbers Oil Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                            CROSS TIMBERS OIL COMPANY,
                            a Delaware corporation


                            By:
                               ----------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------

                                  EXHIBIT "D"

                       REQUEST FOR EURODOLLAR BORROWING
                       --------------------------------

     1. This Request for Eurodollar Borrowing is executed and delivered by Cross Timbers Oil Company, a Delaware corporation ("Borrower"), to Morgan Guaranty Trust Company of New York, as "Administrative Agent", pursuant to
Section 2.02 of that certain Revolving Credit Agreement dated as of May 28, 1997, among Borrower, Banks and Agents therein named and the Administrative Agent (the "Agreement"). Any terms used herein and not defined herein shall have the meaning assigned to them in the Agreement.

     2. Borrower hereby requests that Banks make a Eurodollar Borrowing to Borrower pursuant to the Agreement as follows:

     (a)    Amount of Eurodollar Borrowing:     $ _______________.

     (b)    Date of Eurodollar Borrowing:    _________________, 199__.

     (c)    Eurodollar Interest Period:   _______________________-day.

     (d)    Nature of Eurodollar Borrowing (check one box only):

            [ ]   Advance (new money).

            [ ]   Rollover of prior Eurodollar Borrowing.

            [ ]   Conversion from prior Borrowing.


     (e)    Borrowing Base Percentage after giving effect
            to the requested Borrowing hereunder:                  _______%.

     3. Borrower hereby represents, warrants, and certifies to Banks that as of the date of the Eurodollar Borrowing requested herein:

     (a) There exists no Event of Default or event which with notice or lapse of time or both could constitute an Event of Default.

     (b) Borrower has performed and complied with all agreement and conditions contained in the Agreement which are required to be performed or complied with by Borrower.

     (c) The representations and warranties contained in the Section 6 of the Agreement are true in all respects, with the same force and effect as though made on and as of the date of this Eurodollar Borrowing, except that, if this Borrowing is a rollover or conversion of a prior Borrowing but does not constitute an Advance for new money, Borrower does not warrant or represent that no Material Adverse Effect has occurred in the financial condition or business of Borrower or a Subsidiary, as provided in Section 6.06 of the Agreement.

     4. This Request for Eurodollar Borrowing is executed on _______________, 19__, by an authorized officer of Cross Timbers Oil Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                            CROSS TIMBERS OIL COMPANY,
                            a Delaware corporation


                            By:
                               ----------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------





                                      -2-